		UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6155

American National Investment Accounts, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  December 31

Reporting period:  December 31, 2008


Item 1	Report to Shareholders

ANNUAL REPORT

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

-    GROWTH PORTFOLIO

-    EQUITY INCOME PORTFOLIO

-    BALANCED PORTFOLIO

-    MONEY MARKET PORTFOLIO

                                                 ANNUAL REPORT
Form 9429
02/09                                            DECEMBER 31, 2008

                                                     2450 South Shore Boulevard,
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.          League City, TX 77573

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the September 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES

Each shareholder of the Portfolios may incur two types of expenses: (1) transactional, if applicable, and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in the Portfolios and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2008, and held for six months ending December 31, 2008.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Portfolios and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                              ACTUAL                 HYPOTHETICAL
                           BEGINNING                    ENDING       EXPENSES     ENDING     EXPENSES
                            ACCOUNT    ANNUALIZED      ACCOUNT         PAID       ACCOUNT      PAID
                             VALUE       EXPENSE        VALUE         DURING       VALUE      DURING
PORTFOLIOS                (07/01/08)     RATIOS     (12/31/08)(1)   PERIOD(2)   (12/31/08)   PERIOD(2)
----------                ----------   ----------   -------------   ---------   ----------   ---------
Growth Portfolio           $1,000.00      0.87%       $  724.91       $7.50      $1,041.30     $8.88
Equity Income Portfolio     1,000.00      0.79%          789.41        7.07       1,042.10      8.07
Balanced Portfolio          1,000.00      0.81%          829.58        7.41       1,041.90      8.27
Money Market Portfolio      1,000.00      0.55%        1,004.29        5.51       1,044.50      5.62

(1) The actual ending account value is based on actual total return of each of the funds for the period July 1, 2008 to December 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the six month period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

On December 10, 2008, the Board of Directors of American National Investment Accounts, Inc. (the "Board") unanimously approved the renewal and extension of the investment advisory agreements with Securities Management and Research, Inc. (the "Manager") for the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio, ("the Portfolios"). The Board considered a variety of factors in connection with its review of the advisory contracts (the "Contracts"), also taking into account information provided by the Manager during the course of the year, as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the Portfolios by the Manager based upon information and discussion provided by the Manager relating to the services performed by the Manager under the Contracts and relating to the Manager's operations, systems, and personnel. These services included, but were not limited to, management of the investment portfolios and a variety of activities related to investment portfolio management.

The Board also took into account its familiarity with the Manager's investment management for the Fund through regular Board meetings, discussions and reports during the preceding year. The Board further considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the total expense ratios of each of the Portfolios as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each Portfolio. The Board compared the total expense ratios of the Portfolios for the quarter ending September 30, 2008 to funds advised by other advisors that were deemed comparable by the Morningstar database for the quarter ending September 30, 2008. The Growth Portfolio's total expense ratio was lower than the Morningstar sub-account average total expense ratio; as was that of the Balanced Portfolio. The total expense ratios for the Equity Income Portfolio and Money Market Portfolio were slightly higher than the Morningstar sub-account average total expense ratio. Therefore, the Board took into account that the Manager has voluntarily agreed to waive fees and/or limit expenses of this and the other Portfolios through April 30, 2010 so that total expenses are limited to a specified percentage of average daily net assets of each Portfolio. Total expenses include the management fees and administrative service fees which are paid to the Manager, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions. Also taken under consideration were the current size of each Portfolio, and the level and method of computing the management fees. In light of these factors, the Board concluded that the fee paid to the Manager by the Fund is reasonable.

The Board reviewed the Portfolios' monthly performance and compared these returns to comparable performance measures supplied by Lipper for their respective indices. On the basis of this evaluation of investment results, the Board concluded that the Portfolios' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Portfolios. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Portfolios.

APPROVAL OF THE CONTRACTS

As noted, the Board approved the renewal of the Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that the advisory fee structures are fair and reasonable and that the Contracts should be renewed.

AMERICAN NATIONAL GROWTH PORTFOLIO

MANAGER DISCUSSION

The Growth Portfolio's objective continues to be providing the opportunity for long-term capital appreciation. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. In 2008, the portfolio produced a return of -37.15%, after portfolio expenses, but before product specific charges. Over that same time frame, the S&P 500 Index produced a return of -37.00%.

The S&P 500 Index experienced its worst annual price decline since 1937, with almost 22.0% of 2008's 37.0% decline occurring in the fourth quarter. Each of the ten market sectors of the Index had negative returns for the year. Sectors viewed as defensive during economic contractions lost the least--Consumer Staples (-15.4%), Healthcare (-22.8%) and Utilities (-29.0%). Remaining market sectors reacted more severely to increasingly negative economic data led by Financials (-55.3%) as the first to feel the effects of the widespread mortgage and credit crisis. Worldwide demand slumped as global economies turned downward, evidenced clearly through dramatic price declines in raw materials and commodities. The Materials sector declined 45.7%.

Within the portfolio, sector allocation and security selection determine the performance of the fund against the market. Relative to the S&P 500, the fund benefited by sector allocations in Materials, Telecom Services, and Financials. Security selection benefited performance in the Materials and Information Technology sectors, while having negative impacts in Energy and Industrials. The portfolio's strongest individual performers were Anheuser Busch, Gilead Science, Wal-Mart, and Amgen. Holdings that hampered performance included General Electric, Wachovia and AIG.

2008 ended as a year most investors would like to forget. Concerns in the housing market and mortgage and banking sectors exploded into a worldwide credit crisis. Investor confidence plunged as the public witnessed failures or forced combinations among financial institutions, as well as government intervention to prevent more. As the financial sector plummeted, manufacturing output fell, the housing market continued to spiral downward, and the unemployment rate rose to a 15 year high. Worldwide interest rates are at historic lows as governments around the globe attempt to intervene and avoid a deepening of the current recession.

Earnings expectations for the S&P 500 for 2009 have been and will likely continue to be reduced as companies announce fourth quarter results and give guidance for the coming year. No company, industry or market sector seems to have escaped the current financial crisis. While companies take individual actions to cut costs in any way possible, Congress continues to debate a massive stimulus plan that could help restart the economy. However, any stimulus will take time to be effective, and we expect the current volatility of the current economic environment to continue for the short-term.

Mortgage rates, interbank rates, and asset-backed security spreads all have decreased due to the Fed's financing activities. We can probably continue to expect broadening credit support for both the commercial and non-agency mortgage backed bond markets, while concern persists about capital positions and asset quality of financial firms. While leading economic indicators had a modest gain in December, they were largely dominated by rapid real money supply growth.

Liquidity concerns are still evident and are confirmed through foreign bank nationalizations and domestic TLGP (Temporary Liquidity Guarantee Programs) and TARP (Troubled Asset Relief Program) capital injections. Despite poor prospects for corporate earnings, the nearly $70 billion of high grade bonds issued so far in January and the likely extension of TLGP maturities up to ten years have been positive signs.

We believe there is value in the marketplace, and we continue to seek opportunity for long-term appreciation in our core holdings. Additionally, through the transfer of assets from the American National Small-Cap/Mid-Cap Portfolio to the Growth Portfolio, we expanded this asset class as a component of the Growth Portfolio. We will utilize this allocation of the Portfolio's assets to explore the investment potential in smaller capitalized companies.

Sincerely,

Anne M. LeMire, CPA, CFA
Portfolio Manager, Growth Portfolio

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO,
                LIPPER LARGE-CAP CORE FUND INDEX AND THE S&P 500

                                     [CHART]

               GROWTH              LIPPER LARGE-CAP
             PORTFOLIO   S&P 500      CORE INDEX
12/31/1998     10000      10000          10000
12/31/1999     10885      12104          11935
12/31/2000     11001      11002          11055
12/31/2001      9198       9695           9637
12/31/2002      6904       7552           7590
12/31/2003      8563       9719           9473
12/31/2004      9265      10776          10258
12/31/2005      9555      11305          10845
12/31/2006     10806      13091          12296
12/31/2007     11255      13810          13112
12/31/2008      7023       8701           8251

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Growth Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2008

GROWTH PORTFOLIO

COMMON STOCK

                                                           SHARES      VALUE

CONSUMER DISCRETIONARY--
DIVERSIFIED CONSUMER SERVICES--0.93%
Capella Education Co. *                                     1,000   $    58,760
Strayer Education, Inc.                                       400        85,764
                                                                    -----------
                                                                        144,524
HOTELS, RESTAURANTS & LEISURE--0.55%
Panera Bread Co. (Class A) *                                1,000        52,240
Starwood Hotels & Resorts Worldwide, Inc.                   1,775        31,773
                                                                    -----------
                                                                         84,013
HOUSEHOLD DURABLES--0.85%
Newell Rubbermaid Inc.                                      3,000        29,340
Stanley Works (The)                                         3,000       102,300
                                                                    -----------
                                                                        131,640
INTERNET & CATALOG RETAIL--0.53%
Amazon.com, Inc. *                                          1,600        82,048
LEISURE EQUIPMENT & PRODUCTS--0.37%
JAKKS Pacific, Inc. *                                       2,800        57,764
MEDIA--1.24%
New Oriental Education & Technology Group, Inc. *           1,400        76,874
Walt Disney Co. (The)                                       5,000       113,450
                                                                    -----------
                                                                        190,324
MULTILINE RETAIL--0.76%
J.C. Penney Co., Inc.                                       2,500        49,250
Target Corp.                                                2,000        69,060
                                                                    -----------
                                                                        118,310
SPECIALTY RETAIL--2.44%
Bed Bath & Beyond Inc. *                                    2,000        50,840
Best Buy Co., Inc.                                          5,002       140,606
Home Depot, Inc. (The)                                      3,670        84,484
Limited Brands, Inc.                                        3,500        35,140
Lowe's Companies, Inc.                                      3,116        67,056
                                                                    -----------
                                                                        378,126
                                                                    -----------
   TOTAL CONSUMER DISCRETIONARY--7.67%                                1,186,749
                                                                    -----------
CONSUMER STAPLES--
BEVERAGES--2.99%
Coca-Cola Co. (The)                                         4,782       216,481
PepsiCo, Inc.                                               4,500       246,465
                                                                    -----------
                                                                        462,946
FOOD & STAPLES RETAILING--1.60%
CVS Caremark Corp.                                          3,950       113,523
SUPERVALU, INC.                                             1,600        23,360
Wal-Mart Stores, Inc.                                       2,000       112,120
                                                                    -----------
                                                                        249,003
HOUSEHOLD PRODUCTS--2.00%
Procter & Gamble Co. (The)                                  5,000       309,100
TOBACCO--0.50%
Philip Morris International Inc.                            1,775        77,230
                                                                    -----------
   TOTAL CONSUMER STAPLES--7.09%                                      1,098,279
                                                                    -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--2.70%
Baker Hughes Inc.                                           2,700        86,589
First Solar, Inc. *                                           400        55,184
Oceaneering International, Inc. *                           1,450        42,253
Schlumberger Ltd.                                           2,200        93,126
SunPower Corp., Class A *                                     700        25,900
Suntech Power Holdings Co., Ltd. *                          1,600        18,720
Transocean Ltd.*                                            1,179        55,708
Weatherford International Ltd. *                            3,700        40,034
                                                                    -----------
                                                                        417,514
OIL, GAS & CONSUMABLE FUELS--8.41%
Anadarko Petroleum Corp.                                    1,000        38,550
BP PLC ADR                                                  2,400       112,176
Chevron Corp.                                               2,275       168,282
Exxon Mobil Corp.                                           8,750       698,512
Noble Corp.                                                 3,800        83,828
Royal Dutch Shell PLC ADR, Class A                          3,780       200,113
                                                                    -----------
                                                                      1,301,461
                                                                    -----------
   TOTAL ENERGY--11.11%                                               1,718,975
                                                                    -----------
EXCHANGE TRADED FUNDS--4.25%
PowerShares QQQ Trust Series 1                             10,000       297,400
SPDR Trust Series 1                                         4,000       360,960
                                                                    -----------
                                                                        658,360
                                                                    -----------
   TOTAL EXCHANGE TRADED FUNDS--4.25%                                   658,360
                                                                    -----------
FINANCIALS--
COMMERCIAL BANKS--4.05%
Bank of America Corp.                                       3,000        42,240
People's United Financial Inc.                              3,500        62,405
PNC Financial Services Group, Inc.                          5,000       245,000
U.S. Bancorp                                                6,000       150,060
Wachovia Corp.                                              6,948        38,492
Wells Fargo & Co.                                           3,000        88,440
                                                                    -----------
                                                                        626,637
DIVERSIFIED FINANCIAL SERVICES--3.67%
American Express Co.                                        1,000        18,550
Charles Schwab Corp. (The)                                  4,900        79,233

COMMON STOCK

                                                           SHARES      VALUE

Citigroup Inc.                                              7,075   $    47,473
Discover Financial Services                                 1,500        14,295
Greenhill & Co., Inc.                                       1,600       111,632
Goldman Sachs Group, Inc. (The)                               778        65,656
JP Morgan Chase & Co.                                       2,573        81,127
Merrill Lynch & Co., Inc.                                     700         8,148
Morgan Stanley                                              3,000        48,120
Principal Financial Group, Inc.                             1,725        38,933
State Street Corp.                                          1,400        55,062
                                                                    -----------
                                                                        568,229
INSURANCE--1.77%
Aspen Insurance Holdings Ltd.                               2,000        48,500
Brown & Brown, Inc.                                         2,000        41,800
Hartford Financial Services Group, Inc. (The)               1,300        21,346
Prudential Financial, Inc.                                  2,000        60,520
Reinsurance Group of America, Inc.                          1,200        51,384
RenaissanceRe Holdings Ltd.                                 1,000        51,560
                                                                    -----------
                                                                        275,110
REAL ESTATE INVESTMENT TRUSTS--0.64%
Hatteras Financial Corp.                                    3,700        98,420
                                                                    -----------
   TOTAL FINANCIALS--10.13%                                           1,568,396
                                                                    -----------
HEALTH CARE--
BIOTECHNOLOGY--8.20%
Amgen Inc. *                                                1,250        72,187
Celgene Corp. *                                             3,900       215,592
Cephalon, Inc. *                                            1,400       107,856
Emergent Biosolutions, Inc. *                               1,900        49,609
Facet Biotech Corp. *                                         540         5,179
Genentech, Inc. *                                           1,775       147,165
Genzyme Corp. *                                             3,100       205,747
Gilead Sciences, Inc. *                                     4,000       204,560
Given Imaging Ltd. *                                        8,000        66,240
Luminex Corp. *                                             1,300        27,768
Myriad Genetics, Inc. *                                     1,600       106,016
PDL BioPharma Inc. *                                        2,700        16,686
Sequenom Inc. *                                             2,300        45,632
                                                                    -----------
                                                                      1,270,237
HEALTH CARE PROVIDERS & SERVICES--0.82%
DaVita, Inc. *                                                850        42,135
STMicroelectronics NV                                       5,600        37,240
UnitedHealth Group Inc.                                     1,800        47,880
                                                                    -----------
                                                                        127,255
HEALTH EQUIPMENT & SUPPLIES--3.32%
ABIOMED, Inc. *                                             2,000        32,840
Advanced Medical Optics, Inc. *                               925         6,114
Almost Family, Inc. *                                       1,200        53,976
Athenahealth Inc. *                                         1,500        56,430
Covidien Ltd.                                                 775        28,086
Emergency Medical Services Corp. *                          1,500        54,915
Hologic, Inc. *                                             3,400        44,438
Intuitive Surgical, Inc. *                                    300        38,097
Masimo Corp. *                                              2,700        80,541
NuVasive, Inc. *                                            2,000        69,300
Varian Medical Systems, Inc. *                              1,400        49,056
                                                                    -----------
                                                                        513,793
PHARMACEUTICALS--6.23%
Abbott Laboratories                                         2,200       117,414
Alexion Pharmaceuticals, Inc. *                             2,200        79,618
Cubist Pharmaceuticals, Inc. *                              1,900        45,904
Eli Lilly & Co.                                             6,800       273,836
Endo Pharmaceuticals Holdings Inc. *                        2,100        54,348
GTx, Inc. *                                                 2,100        35,364
Martek Biosciences Corp. *                                    400        12,124
Merck & Co. Inc.                                            6,003       182,491
Valenat Pharmaceuticals International *                     1,800        41,220
Vertex Pharmaceuticals Inc. *                               1,600        48,608
Wyeth                                                       1,950        73,145
                                                                    -----------
                                                                        964,072
                                                                    -----------
   TOTAL HEALTH CARE--18.57%                                          2,875,357
                                                                    -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--4.73%
Aerovironment Inc. *                                        3,100       114,111
Axsys Technologies, Inc. *                                    500        27,430
Boeing Co. (The)                                            2,637       112,521
Goodrich Corp.                                              3,481       128,867
Honeywell International Inc.                                2,128        69,862
Northrop Grumman Corp.                                        800        36,032
Rockwell Collins, Inc.                                      3,500       136,815
United Technologies Corp.                                   2,000       107,200
                                                                    -----------
                                                                        732,838
AIR FREIGHT & LOGISTICS--1.29%
FedEx Corp.                                                   800        51,320
United Parcel Service, Inc. (Class B)                       2,700       148,932
                                                                    -----------
                                                                        200,252
AIRLINES--0.21%
UAL Corp.                                                   3,000        33,060
COMMERCIAL SERVICES & SUPPLIES--2.51%
ChinaEdu Corp. *                                           10,000        49,000
Clean Harbors, Inc. *                                         900        57,096
HMS Holdings Corp.*                                         1,900        59,888
ITT Educational Services, Inc. *                            1,100       104,478

COMMON STOCK

                                                           SHARES      VALUE

K12 Inc. *                                                  3,500   $    65,625
Stericycle, Inc. *                                          1,000        52,080
                                                                    -----------
                                                                        388,167
CONSTRUCTION & ENGINEERING--0.24%
Cemex SAB de CV ADR *                                       4,000        36,560
ELECTRICAL EQUIPMENT--0.08%
Tyco Electronics Ltd.                                         775        12,563
INDUSTRIAL CONGLOMERATES--2.33%
3M Co.                                                      1,300        74,802
General Electric Co.                                       16,625       269,325
Tyco International Ltd.                                       775        16,740
                                                                    -----------
                                                                        360,867
MACHINERY--1.22%
Barnes Group Inc.                                           1,800        26,100
Caterpillar Inc.                                            1,100        49,137
Danaher Corp.                                               2,000       113,220
                                                                    -----------
                                                                        188,457
                                                                    -----------
   TOTAL INDUSTRIALS--12.61%                                          1,952,764
                                                                    -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--3.63%
Arris Group Inc. *                                          4,250        33,788
Cisco Systems, Inc. *                                      12,900       210,270
Harmonic Inc. *                                             1,500         8,415
Harris Corp.                                                2,400        91,320
Motorola, Inc.                                              9,337        41,363
Nokia Oyj ADR                                               5,557        86,689
Nortel Networks Corp. *                                       236            61
QUALCOMM Inc.                                               2,500        89,575
                                                                    -----------
                                                                        561,481
COMPUTER & PERIPHERALS--3.58%
Apple Inc. *                                                1,350       115,223
EMC Corp. *                                                 4,626        48,434
Hewlett-Packard Co.                                         5,787       210,010
International Business Machines Corp.                       2,150       180,944
                                                                    -----------
                                                                        554,611
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.72%
Agilent Technologies, Inc. *                                1,265        19,772
Thermo Fisher Scientific, Inc. *                            2,675        91,137
                                                                    -----------
                                                                        110,909
INTERNET SOFTWARE & SERVICES--0.89%
Akamai Technologies, Inc. *                                 1,650        24,899
F5 Networks, Inc. *                                         1,200        27,432
Research in Motion Ltd. *                                     950        38,551
Sohu.com Inc. *                                             1,000        47,340
                                                                    -----------
                                                                        138,222
IT SERVICES--0.63%
ManTech International Corp. *                               1,800        97,542
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.67%
Analog Devices, Inc.                                        2,154        40,969
EZChip Semiconductor Ltd. *                                 6,400       101,248
Intel Corp.                                                10,000       146,600
KLA-Tencor Corp.                                            1,743        37,980
Linear Technology Corp.                                     2,222        49,151
Marvell Technology Group Ltd. *                             2,650        17,675
Maxim Integrated Products, Inc.                             1,743        19,905
                                                                    -----------
                                                                        413,528
SOFTWARE--3.85%
Amdocs Ltd. *                                               1,375        25,149
Cogent Inc. *                                               1,000        13,570
Electronic Arts Inc. *                                      1,700        27,268
Intuit Inc. *                                               3,490        83,027
Microsoft Corp.                                             8,375       162,810
Oracle Corp. *                                              9,789       173,559
Quality Systems, Inc.                                        1000        43,620
TeleCommunication Systems, Inc. *                           4,000        34,360
VMware Inc. *                                               1,400        33,166
                                                                    -----------
                                                                        596,529
                                                                    -----------
   TOTAL INFORMATION TECHNOLOGY--15.97%                               2,472,822
                                                                    -----------
MATERIALS--
CHEMICALS--1.37%
Airgas, Inc.                                                  950        37,041
Dow Chemical Co. (The)                                      1,400        21,126
PPG Industries, Inc.                                        3,622       153,681
Tronox Inc. * (Class B)                                       437            17
                                                                    -----------
                                                                        211,865
CONTAINERS & PACKAGING--0.39%
Sealed Air Corp.                                            4,000        59,760
                                                                    -----------
   TOTAL MATERIALS--1.76%                                               271,625
                                                                    -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.12%
AT&T Inc.                                                   5,500       156,750
FairPoint Communications, Inc.                                 95           312
Verizon Communications Inc.                                 5,056       171,398
                                                                    -----------
                                                                        328,460
WIRELESS TELECOMMUNICATION SERVICES--0.41%
American Tower Corporation (Class A) *                      1,050        30,786
Rogers Communications, Inc. (Class B)                       1,100        33,088
                                                                    -----------
                                                                         63,874
                                                                    -----------
   TOTAL TELECOMMUNICATION SERVICES--2.53%                              392,334
                                                                    -----------

COMMON STOCK

                                                           SHARES      VALUE

UTILITIES--
ELECTRIC UTILITIES--1.76%
Ameren Corp.                                                1,778   $    59,136
Dominion Resources, Inc. / VA                               1,500        53,760
Exelon Corp.                                                1,250        69,512
FPL Group, Inc.                                               950        47,814
Wisconsin Energy Corp.                                      1,000        41,980
                                                                    -----------
                                                                        272,202
GAS UTILITIES--0.75%
El Paso Corp.                                               9,481        74,236
Sempra Energy                                               1,000        42,630
                                                                    -----------
                                                                        116,866
                                                                    -----------
   TOTAL UTILITIES--2.51%                                               389,068
                                                                    -----------
   TOTAL COMMON STOCK--94.20%
   (Cost $18,901,107)                                                14,584,729
                                                                    -----------
   TOTAL INVESTMENTS--94.20%
   (Cost $18,901,107)                                                14,584,729
   CASH AND OTHER ASSETS, LESS LIABILITIES--5.80%                       897,179
                                                                    -----------
   NET ASSETS--100.00%                                              $15,481,908
                                                                    ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

SPDR--Standard & Poor's Depositary Receipt

See notes to financial statements.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary        8.14%
Consumer Staples              7.53%
Energy                       11.79%
Exchange Traded Funds         4.51%
Financials                   10.75%
Health Care                  19.71%
Industrials                  13.39%
Information Technology       16.96%
Materials                     1.86%
Telecommunication Services    2.69%
Utilities                     2.67%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

GROWTH PORTFOLIO

ASSETS
Investments in securities, at value (Cost $18,901,107)              $ 14,584,729
Cash and cash equivalents                                                875,895
Prepaid expenses                                                           3,953
Receivable for:
   Investment securities sold                                             79,313
   Dividends                                                              35,206
   Expense reimbursement                                                  10,157
                                                                    ------------
   TOTAL ASSETS                                                       15,589,253
                                                                    ------------
LIABILITIES
Investment securities purchased                                           78,071
Capital stock reacquired                                                   2,782
Payable to investment adviser for fund expenses                            8,079
Accrued:
   Investment advisory fees                                                6,631
   Administrative service fees                                             3,315
Other liabilities                                                          8,467
                                                                    ------------
   TOTAL LIABILITIES                                                     107,345
                                                                    ------------
   NET ASSETS                                                       $ 15,481,908
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                       $ 20,893,763
   Undistributed net investment income                                        15
   Accumulated net realized loss on investments                       (1,095,492)
   Net unrealized depreciation of investments                         (4,316,378)
                                                                    ------------
   NET ASSETS                                                       $ 15,481,908
                                                                    ============
SHARES OUTSTANDING ($.01 par value per share)                         14,487,423
                                                                    ============
NET ASSET VALUE                                                     $       1.07
                                                                    ============
Shares authorized                                                    155,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2008

GROWTH PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $3,298)                   $    356,564
Interest                                                                  25,206
                                                                    ------------
   TOTAL INVESTMENT INCOME                                               381,770
                                                                    ------------
EXPENSES
Investment advisory fees                                                  84,567
Administrative service fees                                               42,283
Professional fees                                                         18,095
Custody and transaction fees                                              11,362
Directors' fees and expenses                                               4,098
Compliance expenses                                                        2,638
Qualification fees                                                           220
Insurance expenses                                                         7,349
                                                                    ------------
   TOTAL EXPENSES                                                        170,612
   LESS EXPENSES REIMBURSED                                              (23,655)
                                                                    ------------
   NET EXPENSES                                                          146,957
                                                                    ------------
INVESTMENT INCOME--NET                                                   234,813
                                                                    ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                   (1,076,641)
   Change in unrealized depreciation of investments                   (7,452,347)
                                                                    ------------
NET LOSS ON INVESTMENTS                                               (8,528,988)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (8,294,175)
                                                                    ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GROWTH PORTFOLIO

                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                                                                     --------------------------
                                                                         2008           2007
                                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $   234,813    $   303,131
   Net realized gain (loss) on investments                            (1,076,641)       268,703
   Change in unrealized appreciation (depreciation) of investments    (7,452,347)       526,333
                                                                     -----------    -----------
   Net increase (decrease) in net assets resulting from operations    (8,294,175)     1,098,167
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (242,950)      (294,979)
   Capital gains                                                              --       (287,554)
                                                                     -----------    -----------
   Total distributions to shareholders                                  (242,950)      (582,533)
CAPITAL SHARE TRANSACTIONS--Net                                        3,415,153        (71,882)
                                                                     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (5,121,972)       443,752
NET ASSETS
   Beginning of year                                                  20,603,880     20,160,128
                                                                     -----------    -----------
   End of year                                                       $15,481,908    $20,603,880
                                                                     ===========    ===========
Undistributed net investment income                                  $        15    $     8,152
                                                                     ===========    ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

GROWTH PORTFOLIO

                                                                                YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------
                                                                   2008        2007       2006       2005       2004
                                                                 -------     -------    -------    -------    -------
Net asset value, beginning of year                               $  1.73     $  1.69    $  1.57    $  1.54    $  1.45
Income (loss) from investment operations
   Investment income--net                                           0.02        0.03       0.02       0.02       0.02
   Net realized and unrealized gain (loss) on investments          (0.66)       0.06       0.19       0.03       0.09
                                                                 -------     -------    -------    -------    -------
   Total from investment operations                                (0.64)       0.09       0.21       0.05       0.11
Less distributions
   Investment income--net                                          (0.02)      (0.03)     (0.02)     (0.02)     (0.02)
   Capital gains                                                    0.00       (0.02)     (0.07)      0.00       0.00
                                                                 -------     -------    -------    -------    -------
   Total distributions                                             (0.02)      (0.05)     (0.09)     (0.02)     (0.02)
                                                                 -------     -------    -------    -------    -------
Net asset value, end of year                                     $  1.07     $  1.73    $  1.69    $  1.57    $  1.54
                                                                 =======     =======    =======    =======    =======
Total return                                                      (37.15)%      5.37%     13.09%      3.13%      7.45%
                                                                 =======     =======    =======    =======    =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $15,482     $20,604    $20,160    $18,499    $18,517
Ratio of expenses with reimbursement to average net assets (1)      0.87%       0.87%      0.87%      0.87%      0.87%
Ratio of expenses without reimbursement to average net assets       1.01%       0.95%      0.96%      0.96%      0.90%
Ratio of net investment income (loss) to average net assets         1.39%       1.45%      1.17%      1.16%      1.24%
Portfolio turnover rate                                            13.68%       4.96%     93.06%     34.92%      1.23%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio until April 30, 2010.

See notes to financial statements.

AMERICAN NATIONAL EQUITY INCOME PORTFOLIO

MANAGER DISCUSSION

The Equity Income Portfolio's investment objective continues to be current income and long-term capital appreciation. In selecting common and preferred stocks, the Portfolio focuses primarily on well-established companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. The Portfolio's goal is to maintain a dividend yield (before fees and expenses) greater than that of the S&P 500 Index.

We are certainly not pleased that the Portfolio experienced an approximate 30% decline in value last year even though it significantly outperformed its benchmark. For 2008, the Portfolio had a negative total return of -29.83%, after portfolio expenses, but before product specific charges. The Portfolio's benchmark, the Lipper Equity Income Index, returned a negative 35.40% for the year. On the positive side, the Portfolio continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The current dividend yield at December 31, 2008 for the Portfolio was 4.7% (before expenses) versus 3.1% for the S&P 500.

2008 will be remembered by most investors as a year to be forgotten. The S&P 500 Index experienced its worst annual price decline since 1937 after dropping almost 22.0% in the fourth quarter alone. Each of the ten market sectors in the Index had negative returns for the year. The Consumer Staples (-15.4%), Healthcare (-22.8%) and Utilities (-29.0%) sectors lost the least as investors sought out companies believed to offer relatively defensive characteristics during a severe economic contraction. The market pummeled the Financials sector, sending it down 55.3% as companies in the Financials sector were the first to feel the effects of widespread mortgage defaults and the ensuing credit crisis. The economically sensitive Materials sector declined 45.7% as commodities and raw materials prices fell dramatically from mid-year highs as the economic downturn spread globally and worldwide demand slumped. Information Technology shares also suffered, losing 43.1% as corporations slashed capital expenditures and consumers curtailed spending on discretionary purchases of electronic devices.

The performance of the Portfolio was enhanced by security selection in the Financials, Energy and Utilities sectors, while security selection in the Consumer Discretionary and Industrials sectors hampered performance. The Portfolio's best performing individual holdings for the year were Anheuser-Busch (+51.8%), Wal-Mart (+20.4%), McDonald's Corp. (+8.6%) and Wells Fargo (+4.2%).
Three of the four stocks which incurred the largest declines for the year were, not surprisingly, in the Financials sector. Citigroup lost 76% of its value, Principal Financial Group dropped 66.1%, Bank of America fell 63.1% and General Electric declined 54.0%.

What began as a decline in housing values and subsequent defaults on sub-prime and so-called Alt-A mortgages in the U. S. during 2007 became a worldwide credit crisis and a severe recession in the U.S. in 2008. Investor confidence around the world was shattered as large financial institutions failed, were forced into unwanted mergers, or were effectively nationalized by their governments. In order to prevent a global depression, governments throughout the world intervened in financial markets by purchasing stakes in financial and industrial companies and lowering interest rates to unprecedented levels.

Unemployment continued to rise, manufacturing output continued to fall and the housing market continued to deteriorate throughout the year. The unemployment rate rose to a 15 year high of 7.2% in December as the U.S. economy lost 2.589 million non-farm jobs in 2008, the greatest annual decline in payrolls since 1945. The S&P/Case-Shiller Home Price Survey fell at the highest year-over-year rate in the history of the Survey in October, dropping 18%. The National Bureau of Economic Research, the official arbiter of U.S. economic cycles, announced in December that the U.S. economy formally entered a recession in December of 2007. With no end yet in sight, the current recession is already the longest period of economic contraction since the 1981--1982 recession.

Earnings forecasts for the S&P 500 for 2009 were reduced about 35% from previous expectations in December and likely will be further reduced in the weeks ahead as companies report fourth quarter earnings and give guidance for the year. Consensus estimates for the fourth quarter of 2008 still appear too high as companies in virtually every industry have been unable to reduce costs sufficiently to offset declining revenues. Depending upon how it is structured, the massive stimulus plan being debated in Congress could help restart economic activity. But any positive effect is almost certain not to be felt before the last half of the year. Thus, it seems likely that overall corporate earnings growth will not resume until the third quarter at the earliest. The trailing twelve-month P/E ratio for the S&P 500 is currently 11.8x. Based on current earnings forecasts, the year-end 2009 P/E ratio is 14x. Given the present fragile state of the banking system and with the economy in a recession, it seems extremely improbable that price/earnings multiples will increase meaningfully until market participants believe the economy has stabilized and corporate profits are set to begin growing again.

Under current economic and financial market conditions, we believe it is critically important to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield. These characteristics should make this well-diversified Portfolio an attractive core holding for conservative, income-oriented investors.

Sincerely,

John S. Maidlow, CFA
Portfolio Manager, Equity Income Portfolio

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME PORTFOLIO,
                 LIPPER EQUITY INCOME FUND INDEX AND THE S&P 500

                                     [CHART]

             EQ INCOME             LIPPER EQUITY
                PORT     S&P 500    INCOME INDEX
12/31/1998     10000      10000        10000
12/31/1999     11200      12104        10419
12/31/2000     12838      11002        11196
12/31/2001     11496       9695        10614
12/31/2002     10085       7552         8870
12/31/2003     12311       9719        11160
12/31/2004     13543      10776        12613
12/31/2005     13852      11305        13346
12/31/2006     16387      13091        15801
12/31/2007     16396      13810        16272
12/31/2008     11368       8701        10511

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Equity Income Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2008

EQUITY INCOME PORTFOLIO

COMMON STOCK

                                                           SHARES      VALUE

CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.58%
McDonald's Corp.                                            2,800   $   174,132
Starwood Hotels & Resorts Worldwide, Inc.                   3,600        64,440
                                                                    -----------
                                                                        238,572
HOUSEHOLD DURABLES--1.57%
Newell Rubbermaid Inc.                                      5,000        48,900
Stanley Works (The)                                         3,531       120,407
Tupperware Brands Corp.                                     3,000        68,100
                                                                    -----------
                                                                        237,407
LEISURE EQUIPMENT & PRODUCTS--0.12%
Eastman Kodak Company                                       2,700        17,766
MEDIA--0.49%
CBS Corp. (Class B)                                         3,800        31,122
Walt Disney Co. (The)                                       1,875        42,544
                                                                    -----------
                                                                         73,666
MULTILINE RETAIL--0.82%
J.C. Penney Co., Inc.                                       2,600        51,220
Target Corp.                                                2,100        72,513
                                                                    -----------
                                                                        123,733
SPECIALTY RETAIL--0.85%
Limited Brands, Inc.                                        7,057        70,853
TJX Companies, Inc. (The)                                   2,725        56,053
TravelCenters of America LLC *                                250           600
                                                                    -----------
                                                                        127,506
                                                                    -----------
   TOTAL CONSUMER DISCRETIONARY--5.43%                                  818,650
                                                                    -----------
CONSUMER STAPLES--
BEVERAGES--2.26%
Coca-Cola Co. (The)                                         3,900       176,553
PepsiCo, Inc.                                               3,000       164,310
                                                                    -----------
                                                                        340,863
FOOD PRODUCTS--3.43%
Bunge Limited                                                 700        36,239
ConAgra Foods, Inc.                                         8,000       132,000
H.J. Heinz Co.                                              3,641       136,902
Kraft Foods Inc. (Class A)                                    692        18,580
McCormick & Co., Inc. (a)                                   3,420       108,961
Sensient Technologies Corp.                                 3,533        84,368
                                                                    -----------
                                                                        517,050
FOOD & STAPLES RETAILING--2.04%
SUPERVALU, INC.                                             3,800        55,480
Wal-Mart Stores, Inc.                                       4,500       252,270
                                                                    -----------
                                                                        307,750
HOUSEHOLD PRODUCTS--3.23%
Kimberly-Clark Corp.                                        2,537       133,802
Procter & Gamble Co. (The)                                  5,726       353,981
                                                                    -----------
                                                                        487,783
PERSONAL PRODUCTS--1.77%
Alberto-Culver Co.                                          2,200        53,922
Avon Products, Inc.                                         3,725        89,512
Colgate-Palmolive Co.                                       1,800       123,372
                                                                    -----------
                                                                        266,806
TOBACCO--0.60%
Philip Morris International Inc.                            2,075        90,283
                                                                    -----------
   TOTAL CONSUMER STAPLES--13.33%                                     2,010,535
                                                                    -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--1.44%
Boardwalk Pipeline Partners, LP                             3,800        67,564
Schlumberger Ltd.                                           2,300        97,359
Weatherford International Ltd. *                            4,825        52,206
                                                                    -----------
                                                                        217,129
OIL, GAS & CONSUMABLE FUELS--12.52%
Anadarko Petroleum Corp.                                    3,000       115,650
BP PLC ADR                                                  3,310       154,709
Chevron Corp.                                               6,400       473,408
Enterprise Products Partners L.P.                           2,096        43,450
Exxon Mobil Corp.                                           9,000       718,470
Natural Resource Partners L.P.                              4,000        69,800
Plains All American Pipeline, L.P.                          2,000        69,380
Royal Dutch Shell PLC ADR, Class A                          3,419       181,002
Spectra Energy Corp.                                        4,050        63,747
                                                                    -----------
                                                                      1,889,616
                                                                    -----------
   TOTAL ENERGY--13.96%                                               2,106,745
                                                                    -----------
FINANCIALS--
COMMERCIAL BANKS--6.26%
Bank of America Corp.                                       9,928       139,786
Comerica Inc.                                               4,000        79,400
Fifth Third Bancorp                                         5,800        47,908
KeyCorp                                                     3,311        28,210
National City Corp.                                         6,500        11,765
PNC Financial Services Group, Inc.                          3,000       147,000
Regions Financial Corp.                                     3,433        27,327
TrustCo Bank Corp. NY                                       1,200        11,412
U.S. Bancorp                                                9,800       245,098
Wells Fargo & Co.                                           7,000       206,360
                                                                    -----------
                                                                        944,266

COMMON STOCK

                                                           SHARES      VALUE

DIVERSIFIED FINANCIAL SERVICES--5.37%
Allied Capital Corp.                                        4,085   $    10,989
Charles Schwab Corp. (The)                                  6,425       103,892
Citigroup Inc.                                             12,000        80,520
JP Morgan Chase & Co.                                       6,500       204,945
Morgan Stanley                                              3,300        52,932
New York Community Bancorp, Inc.                            5,000        59,800
Principal Financial Group, Inc.                             4,154        93,756
State Street Corp.                                          1,500        58,995
Weingarten Realty Investors                                 7,000       144,830
                                                                    -----------
                                                                        810,659
INSURANCE--4.10%
Allstate Corp. (The)                                        2,427        79,509
Aspen Insurance Holdings Ltd.                               4,500       109,125
Hartford Financial Services Group, Inc. (The)               1,475        24,219
Prudential Financial, Inc.                                  2,950        89,267
RenaissanceRe Holdings Ltd.                                 2,275       117,299
Travelers Companies, Inc. (The)                             4,393       198,564
                                                                    -----------
                                                                        617,983
REAL ESTATE INVESTMENT TRUSTS--3.87%
AvalonBay Communities Inc.                                    800        48,464
Boston Properties, Inc.                                       900        49,500
BRE Properties, Inc.                                        1,750        48,965
Duke Realty Corp.                                           2,650        29,044
HCP, Inc.                                                   2,000        55,540
Health Care REIT, Inc.                                      1,200        50,640
Hospitality Properties Trust                                2,500        37,175
Liberty Property Trust                                      2,400        54,792
Mack-Cali Realty Corp.                                      4,000        98,000
National Retail Properties Inc.                             2,200        37,818
ProLogis                                                    1,500        20,835
Simon Property Group, Inc.                                  1,000        53,130
                                                                    -----------
                                                                        583,903
                                                                    -----------
   TOTAL FINANCIALS--19.60%                                           2,956,811
                                                                    -----------
HEALTH CARE--
BIOTECHNOLOGY--0.89%
Genzyme Corp. *                                               950        63,051
Gilead Sciences, Inc. *                                     1,400        71,596
                                                                    -----------
                                                                        134,647
HEALTH CARE PROVIDERS & SERVICES--0.34%
DaVita, Inc. *                                              1,025        50,809
HEALTH EQUIPMENT & SUPPLIES--0.28%
Advanced Medical Optics, Inc. *                             1,125         7,436
Covidien Ltd.                                                 975        35,334
                                                                    -----------
                                                                         42,770
PHARMACEUTICALS--9.04%
Abbott Laboratories                                         4,000       213,480
Eli Lilly & Co.                                             4,150       167,121
Johnson & Johnson                                           5,000       299,150
Merck & Co. Inc.                                            5,500       167,200
Pfizer Inc.                                                19,500       345,345
Wyeth                                                       4,575       171,608
                                                                    -----------
                                                                      1,363,904
                                                                    -----------
   TOTAL HEALTH CARE--10.55%                                          1,592,130
                                                                    -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--1.85%
Boeing Co. (The)                                            1,600        68,272
Northrop Grumman Corp.                                        975        43,914
United Technologies Corp.                                   3,100       166,160
                                                                    -----------
                                                                        278,346
AIR FREIGHT & LOGISTICS--0.69%
United Parcel Service, Inc. (Class B)                       1,900       104,804
COMMERCIAL SERVICES & SUPPLIES--0.68%
Deluxe Corp.                                                2,000        29,920
Sovran Self Storage, Inc.                                   2,000        72,000
                                                                    -----------
                                                                        101,920
ELECTRICAL EQUIPMENT--0.10%
Tyco Electronics Ltd.                                         975        15,805
INDUSTRIAL CONGLOMERATES--2.97%
3M Co.                                                      1,986       114,274
General Electric Co.                                       19,300       312,660
Tyco International Ltd.                                       975        21,060
                                                                    -----------
                                                                        447,994
MACHINERY--0.25%
Barnes Group Inc.                                           2,600        37,700
MARINE--0.30%
Seaspan Corp.                                               5,100        45,339
ROAD & RAIL--0.43%
Burlington Northern Santa Fe Corp.                            850        64,354
                                                                    -----------
   TOTAL INDUSTRIALS--7.27%                                           1,096,262
                                                                    -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--1.32%
Harris Corp.                                                2,700       102,735
Motorola, Inc.                                              6,000        26,580
Nokia Oyj ADR                                               1,700        26,520
QUALCOMM Inc.                                               1,225        43,892
                                                                    -----------
                                                                        199,727

COMMON STOCK

                                                           SHARES      VALUE

COMPUTERS & PERIPHERALS--1.35%
Diebold, Inc.                                               2,025   $    56,882
International Business Machines Corp.                       1,750       147,280
                                                                    -----------
                                                                        204,162
INTERNET SOFTWARE & SERVICES--0.04%
StarTek, Inc. *                                             1,500         6,675
OFFICE ELECTRONICS--0.32%
Pitney Bowes Inc.                                           1,875        47,775
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.35%
Intel Corp.                                                10,100       148,066
Linear Technology Corp.                                     2,500        55,300
                                                                    -----------
                                                                        203,366
SOFTWARE--1.37%
Microsoft Corp.                                            10,600       206,064
                                                                    -----------
   TOTAL INFORMATION TECHNOLOGY--5.75%                                  867,769
                                                                    -----------
MATERIALS--
CHEMICALS--1.05%
Dow Chemical Co. (The)                                      3,600        54,324
E. I. du Pont de Nemours and Co.                            2,096        53,029
PPG Industries, Inc.                                        1,215        51,552
                                                                    -----------
                                                                        158,905
METALS & MINING--0.46%
Alcoa Inc.                                                  3,420        38,509
Freeport-McMoRan Copper & Gold, Inc.                        1,250        30,550
                                                                    -----------
                                                                         69,059
PAPER & FOREST PRODUCTS--0.69%
Clearwater Paper Corp. *                                      857         7,190
International Paper Co.                                     1,600        18,880
Potlatch Corp.                                              3,000        78,030
                                                                    -----------
                                                                        104,100
                                                                    -----------
   TOTAL MATERIALS--2.20%                                               332,064
                                                                    -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--7.15%
AT&T Inc.                                                  12,093       344,650
FairPoint Communications, Inc.                             15,188        49,817
Frontier Communications Corp.                              31,000       270,940
Verizon Communications Inc.                                 9,969       337,949
Windstream Corp.                                            8,225        75,670
                                                                    -----------
                                                                      1,079,026
WIRELESS TELECOMMUNICATION SERVICES--0.27%
Rogers Communications, Inc. (Class B)                       1,325        39,856
                                                                    -----------
   TOTAL TELECOMMUNICATION SERVICES--7.42%                            1,118,882
                                                                    -----------
UTILITIES--
ELECTRIC UTILITIES--7.84%
Ameren Corp.                                                3,088       102,707
Consolidated Edison, Inc.                                   3,300       128,469
DTE Energy Co.                                              5,200       185,484
Duke Energy Co.                                             7,500       112,575
FPL Group, Inc.                                             1,100        55,363
Integrys Energy Group, Inc.                                 4,900       210,602
Pinnacle West Capital Corp.                                 4,000       128,520
Progress Energy, Inc.                                       3,000       119,550
Southern Co.                                                1,875        69,375
Xcel Energy, Inc.                                           3,800        70,490
                                                                    -----------
                                                                      1,183,135
GAS UTILITIES--1.12%
Nicor Inc.                                                  2,000        69,480
NiSource Inc.                                               9,000        98,730
                                                                    -----------
                                                                        168,210
                                                                    -----------
   TOTAL UTILITIES--8.96%                                             1,351,345
                                                                    -----------
   TOTAL COMMON STOCK--94.47%
   (Cost $18,949,702)                                                14,251,193
                                                                    -----------
   TOTAL INVESTMENTS--94.47%
   (Cost $18,949,702)                                                14,251,193
   CASH AND OTHER ASSETS, LESS LIABILITIES--5.53%                       834,682
                                                                    -----------
   NET ASSETS--100.00%                                              $15,085,875
                                                                    ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a)  Non-voting shares

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary        5.74%
Consumer Staples             14.11%
Energy                       14.78%
Financials                   20.75%
Health Care                  11.18%
Industrials                   7.69%
Information Technology        6.09%
Materials                     2.33%
Telecommunication Services    7.85%
Utilities                     9.48%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

EQUITY INCOME PORTFOLIO

ASSETS
Investments in securities, at value (Cost $18,949,702)              $ 14,251,193
Cash and cash equivalents                                                815,288
Prepaid expenses                                                           4,427
Receivable for:
   Dividends                                                              46,722
   Expense reimbursement                                                  11,658
                                                                    ------------
   TOTAL ASSETS                                                       15,129,288
                                                                    ------------
LIABILITIES
Capital stock reacquired                                                  16,265
Payable to investment adviser for fund expenses                            8,167
Accrued:
   Investment advisory fees                                                6,963
   Administrative service fees                                             3,481
Other liabilities                                                          8,537
                                                                    ------------
   TOTAL LIABILITIES                                                      43,413
                                                                    ------------
   NET ASSETS                                                       $ 15,085,875
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                       $ 19,864,140
   Undistributed net investment income                                        20
   Accumulated net realized loss on investments                          (79,776)
   Net unrealized depreciation of investments                         (4,698,509)
                                                                    ------------
   NET ASSETS                                                       $ 15,085,875
                                                                    ============
SHARES OUTSTANDING ($.01 par value per share)                         13,397,890
                                                                    ============
NET ASSET VALUE                                                     $       1.13
                                                                    ============
Shares authorized                                                    120,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2008

EQUITY INCOME PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $2,093)                   $    774,429
Interest                                                                  20,310
                                                                    ------------
   TOTAL INVESTMENT INCOME                                               794,739
                                                                    ------------
EXPENSES
Investment advisory fees                                                  97,817
Administrative service fees                                               48,908
Professional fees                                                         18,095
Custody and transaction fees                                              13,431
Directors' fees and expenses                                               4,097
Compliance expenses                                                        2,870
Qualification fees                                                           220
Insurance expenses                                                         8,426
                                                                    ------------
   TOTAL EXPENSES                                                        193,864
   LESS EXPENSES REIMBURSED                                              (39,569)
                                                                    ------------
   NET EXPENSES                                                          154,295
                                                                    ------------
INVESTMENT INCOME--NET                                                   640,444
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                      446,995
   Change in unrealized depreciation of investments                   (7,918,223)
                                                                    ------------
NET LOSS ON INVESTMENTS                                               (7,471,228)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (6,830,784)
                                                                    ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

EQUITY INCOME PORTFOLIO

                                                                             YEAR ENDED
                                                                            DECEMBER 31,
                                                                     -------------------------
                                                                         2008          2007
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $   640,444   $   713,947
   Net realized gain on investments                                      446,995       296,834
   Change in unrealized depreciation of investments                   (7,918,223)     (707,636)
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations    (6,830,784)      303,145
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (645,538)     (708,833)
   Capital gains                                                        (221,937)     (601,668)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (867,475)   (1,310,501)
CAPITAL SHARE TRANSACTIONS--Net                                         (800,627)      159,436
                                                                     -----------   -----------
TOTAL DECREASE IN NET ASSETS                                          (8,498,886)     (847,920)
NET ASSETS
   Beginning of year                                                  23,584,761    24,432,681
                                                                     -----------   -----------
   End of year                                                       $15,085,875   $23,584,761
                                                                     ===========   ===========
Undistributed net investment income                                  $        20   $     5,114
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

EQUITY INCOME PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                   2008       2007      2006      2005      2004
                                                                 -------    -------   -------   -------   -------
Net asset value, beginning of year                               $  1.71    $  1.80   $  1.69   $  1.72   $  1.60
Income (loss) from investment operations
   Investment income--net                                           0.05       0.05      0.06      0.03      0.03
   Net realized and unrealized gain (loss) on investments          (0.56)     (0.04)     0.25      0.01      0.12
                                                                 -------    -------   -------   -------   -------
   Total from investment operations                                (0.51)      0.01      0.31      0.04      0.15
Less distributions
   Investment income--net                                          (0.05)     (0.05)    (0.06)    (0.03)    (0.03)
   Capital gains                                                   (0.02)     (0.05)    (0.14)    (0.04)     0.00
                                                                 -------    -------   -------   -------   -------
   Total distributions                                             (0.07)     (0.10)    (0.20)    (0.07)    (0.03)
                                                                 -------    -------   -------   -------   -------
Net asset value, end of year                                     $  1.13    $  1.71   $  1.80   $  1.69   $  1.72
                                                                 =======    =======   =======   =======   =======
Total return                                                      (29.83)%     0.64%    18.30%     2.28%     9.31%
                                                                 =======    =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $15,086    $23,585   $24,433   $22,686   $23,341
Ratio of expenses with reimbursement to average net assets (1)      0.79%      0.79%     0.79%     0.79%     0.79%
Ratio of expenses without reimbursement to average net assets       0.99%      0.92%     0.93%     0.93%     0.87%
Ratio of net investment income (loss) to average net assets         3.28%      2.92%     3.23%     1.64%     1.79%
Portfolio turnover rate                                            14.44%      5.98%    54.68%    25.57%     5.33%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio until April 30, 2010.

See notes to financial statements.

AMERICAN NATIONAL BALANCED PORTFOLIO

MANAGER DISCUSSION

The Portfolio's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Portfolio seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments.

Although the Portfolio significantly outperformed its benchmark for 2008, we are not pleased with the loss the Portfolio incurred. The Portfolio had a total return of -23.01%, after portfolio expenses, but before product specific charges, for the year. For comparison, the Portfolio's benchmark, the Lipper Balanced Fund Index, had a total return of -26.18% over the same time period. As of December 31, the Portfolio's asset allocation was approximately 57.0% equities, 29.0% bonds and 14.0% cash equivalents. The equity portion of the Portfolio produced a total return (capital appreciation plus dividend income) of -36.22% while the broad equity market, as measured by the S&P 500 Index, dropped -37.00% for the twelve months.

Most investors will remember 2008 as a year to be forgotten. The S&P 500 Index experienced its worst annual price decline since 1937 after dropping almost 22.0% in the fourth quarter alone. Each of the ten market sectors in the Index had negative returns for the year. The Consumer Staples (-15.4%), Healthcare (-22.8%) and Utilities (-29.0%) sectors lost the least as investors sought out companies believed to offer relatively defensive characteristics during a severe economic contraction. The market pummeled the Financials sector, sending it down 55.3% as companies in the Financials sector were the first to feel the effects of widespread mortgage defaults and the ensuing credit crisis. The economically sensitive Materials sector declined 45.7% as commodities and raw materials prices fell dramatically from mid-year highs as the economic downturn spread globally and worldwide demand slumped. Information Technology shares also suffered, losing 43.1% as corporations slashed capital expenditures and consumers curtailed spending on discretionary purchases of electronic devices.

The performance of the Portfolio was enhanced by security selection in the Energy, Health Care and Financials sectors, while security selection in the Utilities, Industrials and Consumer Staples sectors hampered performance. The Portfolio's best performing individual holdings for the year were Anheuser-Busch (+51.8%), Wal-Mart (+20.4%), McDonald's Corp. (+8.6%) and Genentech (+7.7%).
Stocks suffering the largest declines for the year were Citigroup (-76%), Constellation Energy Group (-74.5%) Bank of America (-63.1%), and Microsoft (-44.4%).

What began as a decline in housing values and subsequent defaults on sub-prime and so-called Alt-A mortgages in the U. S. during 2007 became a worldwide credit crisis and a severe recession in the U.S. in 2008. Investor confidence around the world was shattered as large financial institutions failed, were forced into unwanted mergers, or were effectively nationalized by their governments. In order to prevent a global depression, governments throughout the world intervened in financial markets by purchasing stakes in financial and industrial companies and lowering interest rates to unprecedented levels.

Mortgage rates, interbank rates, and asset-backed security spreads all have decreased due to the Fed's financing activities. We can probably continue to expect broadening credit support for both the commercial and non-agency mortgage backed bond markets, while concern persists about capital positions and asset quality of financial firms. While leading economic indicators had a modest gain in December, they were largely dominated by rapid real money supply growth.

Liquidity concerns are still evident and are confirmed through foreign bank nationalizations and domestic TLGP (Temporary Liquidity Guarantee Programs) and TARP (Troubled Asset Relief Program) capital injections. Despite poor prospects for corporate earnings, the nearly $70 billion of high grade bonds issued so far in January, and the likely extension of TLGP maturities up to ten years have been positive signs.

Unemployment continued to rise, manufacturing output continued to fall and the housing market continued to deteriorate throughout the year. The unemployment rate rose to a 15-year high of 7.2% in December as the U.S. economy lost 2.589 million non-farm jobs in 2008, the greatest annual decline in payrolls since 1945. The S&P/Case-Shiller Home Price Survey fell at the highest year-over-year rate in the history of the Survey in October, dropping 18.0%. The National Bureau of Economic Research, the official arbiter of U.S. economic cycles, announced in December that the U.S. economy formally entered a recession in December of 2007. With no end yet in sight, the current recession is already the longest period of economic contraction since the 1981--1982 recession.

Earnings forecasts for the S&P 500 for 2009 were reduced about 35.0% from previous expectations in December and likely will be further reduced in the weeks ahead as companies report fourth quarter earnings and give guidance for the year. Consensus estimates for the fourth quarter of 2008 still appear too high as companies in virtually every industry have been unable to reduce costs sufficiently to offset declining revenues. Depending upon how it is structured, the massive stimulus plan being debated in Congress could help restart economic activity. But any positive effect is almost certain not to be felt before the last half of the year. Thus, it seems likely that overall corporate earnings growth will not resume until the third quarter at the earliest. The trailing twelve-month P/E ratio for the S&P 500 is currently 11.8x. Based on current earnings forecasts, the year-end 2009 P/E is 14x. Given the present fragile state of the banking system and with the economy in a recession, it seems extremely improbable that price/earnings multiples will increase meaningfully until market participants believe the economy has stabilized and corporate profits are set to begin growing again.

Under current economic and financial market conditions, we believe it is critically important to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. These characteristics should make this well-diversified Portfolio an attractive core long-term holding for conservative, income-oriented investors.

Sincerely

John S. Maidlow, CFA                    Anne M. LeMire, CPA CFA
Portfolio Manager, Balanced Portfolio   Portfolio Manager, Balanced Portfolio

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED PORTFOLIO,
                   LIPPER BALANCED FUND INDEX AND THE S&P 500

                                     [CHART]

             BALANCED             LIPPER BALANCED
               PORT     S&P 500      FUND INDEX
12/31/1998     10000     10000         10000
12/31/1999     10516     12104         10898
12/31/2000     11168     11002         11158
12/31/2001     10654      9695         10797
12/31/2002     10105      7552          9643
12/31/2003     12030      9719         11565
12/31/2004     12756     10776         12605
12/31/2005     12815     11305         13260
12/31/2006     14272     13091         14798
12/31/2007     14960     13810         15764
12/31/2008     11417      8701         11637

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Balanced Portfolio's performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Company's variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolio's shares are available exclusively as a funding vehicle for American National's variable life insurance policies and variable annuity contracts.

SCHEDULE OF INVESTMENTS December 31, 2008

BALANCED PORTFOLIO

COMMON STOCK

                                                           SHARES      VALUE

CONSUMER DISCRETIONARY--
AUTOMOBILES--0.21%
PACCAR Inc.                                                 1,125   $    32,175
HOTELS, RESTAURANTS & LEISURE--1.04%
Host Hotels & Resorts Inc.                                  1,164         8,811
McDonald's Corp.                                            1,800       111,942
Starwood Hotels & Resorts Worldwide, Inc.                   1,902        34,046
Wyndham Worldwide Corp.                                       645         4,225
                                                                    -----------
                                                                        159,024
HOUSEHOLD DURABLES--0.65%
Newell Rubbermaid Inc.                                      2,700        26,406
Stanley Works (The)                                         2,150        73,315
                                                                    -----------
                                                                         99,721
LEISURE EQUIPMENT & PRODUCTS--0.06%
Eastman Kodak Company                                       1,450         9,541
MEDIA--0.76%
CBS Corp. (Class B)                                         1,266        10,369
Viacom Inc. (Class B) *                                     1,250        23,825
Walt Disney Co. (The)                                       3,650        82,818
                                                                    -----------
                                                                        117,012
MULTILINE RETAIL--0.75%
J.C. Penney Co., Inc.                                       1,500        29,550
Target Corp.                                                2,450        84,598
                                                                    -----------
                                                                        114,148
SPECIALTY RETAIL--1.46%
Best Buy Co., Inc.                                          1,925        54,112
Limited Brands, Inc.                                        4,900        49,196
Lowe's Companies, Inc.                                      3,750        80,700
TJX Companies, Inc. (The)                                   1,875        38,569
                                                                    -----------
                                                                        222,577
                                                                    -----------
   TOTAL CONSUMER DISCRETIONARY--4.93%                                  754,198
                                                                    -----------
CONSUMER STAPLES--
BEVERAGES--1.49%
Coca-Cola Co. (The)                                         2,732       123,678
International Flavors & Fragrances Inc.                       570        16,940
PepsiCo, Inc.                                               1,600        87,632
                                                                    -----------
                                                                        228,250
FOOD PRODUCTS--1.56%
Bunge Limited                                                 850        44,005
H.J. Heinz Co.                                              1,307        49,143
McCormick & Co., Inc. (b)                                   2,615        83,314
Sensient Technologies Corp.                                 2,600        62,088
                                                                    -----------
                                                                        238,550
FOOD & STAPLES RETAILING--1.89%
CVS Caremark Corporation                                    2,750        79,035
SUPERVALU, INC.                                             2,200        32,120
Wal-Mart Stores, Inc.                                       3,175       177,990
                                                                    -----------
                                                                        289,145
HOUSEHOLD PRODUCTS--1.75%
Kimberly-Clark Corp.                                        1,187        62,602
Procter & Gamble Co. (The)                                  3,325       205,552
                                                                    -----------
                                                                        268,154
PERSONAL PRODUCTS--0.90%
Alberto-Culver Co.                                          1,125        27,574
Avon Products, Inc.                                         1,900        45,657
Colgate-Palmolive Co.                                         925        63,399
                                                                    -----------
                                                                        136,630
TOBACCO--0.35%
Philip Morris International Inc.                            1,225        53,300
                                                                    -----------
   TOTAL CONSUMER STAPLES--7.94%                                      1,214,029
                                                                    -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--0.99%
Oceaneering International, Inc. *                           1,025        29,868
Schlumberger Ltd.                                           1,463        61,929
Transocean Ltd. *                                             575        27,169
Weatherford International Ltd. *                            2,974        32,179
                                                                    -----------
                                                                        151,145
OIL, GAS & CONSUMABLE FUELS--5.68%
Anadarko Petroleum Corp.                                    1,664        64,147
BP PLC ADR                                                  2,410       112,643
Chevron Corp.                                               2,957       218,729
Exxon Mobil Corp.                                           5,938       474,031
                                                                    -----------
                                                                        869,550
                                                                    -----------
   TOTAL ENERGY--6.67%                                                1,020,695
                                                                    -----------
FINANCIALS--
COMMERCIAL BANKS--2.83%
Bank of America Corp.                                       5,900        83,072
PNC Financial Services Group, Inc.                          2,850       139,650
U.S. Bancorp                                                3,800        95,038
Wachovia Corp.                                              1,781         9,867
Wells Fargo & Co.                                           3,562       105,008
                                                                    -----------
                                                                        432,635
DIVERSIFIED FINANCIAL SERVICES--2.82%
Allied Capital Corp.                                        1,775         4,775
Charles Schwab Corp. (The)                                  3,575        57,808
Citigroup Inc.                                              6,533        43,836
Discover Financial Services                                 1,900        18,107

COMMON STOCK

                                                           SHARES      VALUE

Goldman Sachs Group Inc. (The)                                475   $    40,085
JP Morgan Chase & Co.                                       4,201       132,458
Morgan Stanley                                              2,732        43,821
Principal Financial Group, Inc.                             2,250        50,782
State Street Corp.                                          1,000        39,330
                                                                    -----------
                                                                        431,002
INSURANCE--2.14%
Allstate Corp. (The)                                          951        31,155
Aspen Insurance Holdings Ltd.                               2,425        58,806
Hartford Financial Services Group, Inc. (The)                 900        14,778
Prudential Financial, Inc.                                  2,137        64,666
RenaissanceRe Holdings Ltd.                                 1,050        54,138
Travelers Companies, Inc. (The)                             2,301       104,005
                                                                    -----------
                                                                        327,548
                                                                    -----------
   TOTAL FINANCIALS--7.79%                                            1,191,185
                                                                    -----------
HEALTH CARE--
BIOTECHNOLOGY--1.35%
Amgen Inc. *                                                  600        34,650
Genentech, Inc. *                                           1,250       103,638
Genzyme Corp. *                                               400        26,548
Gilead Sciences, Inc. *                                       800        40,912
                                                                    -----------
                                                                        205,748
HEALTH CARE PROVIDERS & SERVICES--0.81%
DaVita, Inc. *                                                575        28,503
Patterson Companies Inc. *                                  1,400        26,250
UnitedHealth Group Inc.                                     1,200        31,920
Wellpoint Inc.*                                               900        37,917
                                                                    -----------
                                                                        124,590
HEALTH EQUIPMENT & SUPPLIES--0.93%
Advanced Medical Optics, Inc. *                               650         4,297
Beckman Coulter, Inc.                                       1,070        47,016
Covidien Ltd.                                                 575        20,838
Hologic, Inc. *                                             1,050        13,723
Varian Medical Systems, Inc. *                                900        31,536
Zimmer Holdings, Inc. *                                       631        25,505
                                                                    -----------
                                                                        142,915
PHARMACEUTICALS--5.67%
Abbott Laboratories                                         2,500       133,425
Endo Pharmaceuticals Holdings Inc. *                          900        23,292
Eli Lilly & Co.                                             2,425        97,655
Johnson & Johnson                                           4,000       239,320
Merck & Co. Inc.                                            3,150        95,760
Pfizer Inc.                                                10,804       191,339
Wyeth                                                       2,300        86,273
                                                                    -----------
                                                                        867,064
                                                                    -----------
   TOTAL HEALTH CARE--8.76%                                           1,340,317
                                                                    -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--1.76%
Boeing Co. (The)                                            1,350        57,604
General Dynamics Corp.                                        825        47,512
Goodrich Corp.                                                945        34,984
L-3 Communications Holdings, Inc.                             400        29,512
Northrop Grumman Corp.                                        600        27,024
Rockwell Collins, Inc.                                        725        28,340
United Technologies Corp.                                     825        44,220
                                                                    -----------
                                                                        269,196
AIR FREIGHT & LOGISTICS--0.64%
FedEx Corp.                                                   550        35,283
United Parcel Service Inc.(Class B)                         1,150        63,434
                                                                    -----------
                                                                         98,717
COMMERCIAL SERVICES & SUPPLIES--0.00%
Avis Budget Group, Inc. *                                     230           161
ELECTRICAL EQUIPMENT--0.06%
Tyco Electronics Ltd.                                         575         9,321
INDUSTRIAL CONGLOMERATES--1.73%
3M Co.                                                      1,100        63,294
General Electric Co.                                       11,650       188,730
Tyco International Ltd.                                       575        12,420
                                                                    -----------
                                                                        264,444
MACHINERY--1.52%
Barnes Group Inc.                                           1,200        17,400
Caterpillar Inc.                                              500        22,335
Danaher Corp.                                                 875        49,534
Dover Corp.                                                   800        26,336
Eaton Corp.                                                   500        24,855
Illinois Tool Works Inc.                                    1,125        39,431
Ingersoll-Rand Co. Ltd. (Class A)                           1,200        20,820
Parker Hannifin Corp.                                         750        31,905
                                                                    -----------
                                                                        232,616
MARINE--0.08%
Seaspan Corp.                                               1,325        11,779
ROAD & RAIL--0.30%
Burlington Northern Santa Fe Corp.                            600        45,426
TRANSPORTATION INFRASTRUCTURE--0.13%
Ryder System, Inc.                                            500        19,390
                                                                    -----------
   TOTAL INDUSTRIALS--6.22%                                             951,050
                                                                    -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--2.22%
Arris Group Inc. *                                          3,900        31,005
Cisco Systems, Inc. *                                       6,700       109,210

COMMON STOCK

                                                           SHARES      VALUE

Harris Corp.                                                1,450   $    55,173
Motorola, Inc.                                              3,900        17,277
Nokia Oyj ADR                                               3,087        48,157
QUALCOMM Inc.                                               2,200        78,826
                                                                    -----------
                                                                        339,648
COMPUTERS & PERIPHERALS--2.53%
Apple Inc. *                                                  975        83,216
EMC Corp. *                                                 5,000        52,350
Hewlett-Packard Co.                                         3,210       116,491
International Business Machines Corp.                       1,600       134,656
                                                                    -----------
                                                                        386,713
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.34%
Agilent Technologies, Inc. *                                1,200        18,756
Thermo Fisher Scientific, Inc. *                            1,000        34,070
                                                                    -----------
                                                                         52,826
IT SERVICES--0.12%
Global Payments Inc.                                          550        18,034
INTERNET SOFTWARE & SERVICES--0.28%
Akamai Technologies, Inc. *                                 1,075        16,222
Research in Motion Ltd. *                                     675        27,391
                                                                    -----------
                                                                         43,613
OFFICE ELECTRONICS--0.17%
Pitney Bowes Inc.                                           1,025        26,117
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.94%
Intel Corp.                                                 6,057        88,796
Linear Technology Corp.                                     1,100        24,332
Texas Instruments Inc.                                      2,000        31,040
                                                                    -----------
                                                                        144,168
SOFTWARE--2.21%
Amdocs Ltd. *                                               1,000        18,290
Electronic Arts Inc. *                                        714        11,453
Microsoft Corp.                                            11,282       219,322
Oracle Corp. *                                              4,988        88,437
                                                                    -----------
                                                                        337,502
                                                                    -----------
   TOTAL INFORMATION TECHNOLOGY--8.81%                                1,348,621
                                                                    -----------
MATERIALS--
CHEMICALS--0.55%
Airgas, Inc.                                                  650        25,343
Dow Chemical Co. (The)                                      1,000        15,090
E. I. du Pont de Nemours and Co.                            1,000        25,300
PPG Industries, Inc.                                          413        17,524
                                                                    -----------
                                                                         83,257
CONTAINERS & PACKAGING--0.08%
Ball Corp.                                                    300        12,477
METALS & MINING--0.25%
Freeport-McMoRan Copper & Gold, Inc.                          134         3,275
Nucor Corp.                                                   600        27,720
United States Steel Corp.                                     200         7,440
                                                                    -----------
                                                                         38,435
PAPER & FOREST PRODUCTS--0.14%
International Paper Co.                                     1,300        15,340
Louisiana-Pacific Corp.                                       650         1,014
MeadWestvaco Corp.                                            500         5,595
                                                                    -----------
                                                                         21,949
                                                                    -----------
   TOTAL MATERIALS--1.02%                                               156,118
                                                                    -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.22%
AT&T Inc.                                                   6,675       190,237
FairPoint Communications, Inc.                                 60           197
Verizon Communications Inc.                                 3,200       108,480
Windstream Corp.                                            4,500        41,400
                                                                    -----------
                                                                        340,314
WIRELESS TELECOMMUNICATION SERVICES--0.61%
American Tower Corporation (Class A) *                        725        21,257
Rogers Communications, Inc. (Class B)                         750        22,560
Vodafone Group PLC ADR                                      2,392        48,892
                                                                    -----------
                                                                         92,709
                                                                    -----------
   TOTAL TELECOMMUNICATION SERVICES--2.83%                              433,023
                                                                    -----------
UTILITIES--
ELECTRIC UTILITIES--2.02%
Ameren Corp.                                                1,900        63,194
CenterPoint Energy, Inc.                                    2,000        25,240
Constellation Energy Group Inc.                             2,000        50,180
Exelon Corp.                                                  900        50,049
FPL Group, Inc.                                               650        32,714
NRG Energy, Inc. *                                            750        17,498
Southern Co.                                                1,900        70,300
                                                                    -----------
                                                                        309,175
                                                                    -----------
   TOTAL UTILITIES--2.02%                                               309,175
                                                                    -----------
   TOTAL COMMON STOCK--56.99%
   (Cost $11,006,951)                                                 8,718,411
                                                                    -----------

CORPORATE BONDS                                            FACE
                                                          AMOUNT       VALUE

CONSUMER DISCRETIONARY--
AUTOMOBILES--0.73%
Daimler Finance NA Hldg, 7.20%, 09/01/09 (a)             $115,000   $   111,577
MULTILINE RETAIL--1.61%
Target Corp., 5.125%, 01/15/13                            250,000       246,841
                                                                    -----------
   TOTAL CONSUMER DISCRETIONARY--2.34%                                  358,418
                                                                    -----------
CONSUMER STAPLES--
PERSONAL PRODUCTS--1.99%
Avon Products, Inc., 7.15%, 11/15/09 (a)                  300,000       304,219
                                                                    -----------
   TOTAL CONSUMER STAPLES--1.99%                                        304,219
                                                                    -----------
ENERGY--
OIL, GAS & CONSUMABLE FUELS--1.62%
ConocoPhillips, 4.40%, 05/15/13                           250,000       248,520
                                                                    -----------
   TOTAL ENERGY--1.62%                                                  248,520
                                                                    -----------
FINANCIALS--
COMMERCIAL BANKS--2.78%
Bank of America, 5.375%, 09/11/12                         250,000       251,380
Washington Mutual, Inc., 4.20%, 01/15/10                  250,000       173,125
                                                                    -----------
                                                                        424,505
DIVERSIFIED FINANCIAL SERVICES--8.15%
Ameriprise Financial, Inc., 5.65%, 11/15/15               250,000       206,077
General Electric Capital Co., 3.75%, 12/15/09 (a)         200,000       200,342
Goldman Sachs Group (The), 5.30%, 02/14/12                250,000       235,962
HSBC Finance Corp., 5.875%, 02/01/09 (a)                  250,000       249,946
JP Morgan Chase & Co., 6.625%, 03/15/12                   250,000       256,099
Weingarten Realty Investors, 7.35%, 07/20/09 (a)          100,000        98,959
                                                                    -----------
                                                                      1,247,385
INSURANCE--1.35%
Prudential Financial, 5.10%, 12/14/11                     231,000       206,668
                                                                    -----------
   TOTAL FINANCIALS--12.28%                                           1,878,558
                                                                    -----------
INDUSTRIALS--
ELECTRICAL EQUIPMENT--3.34%
Emerson Electric Company, 5.25%, 10/15/18                 500,000       510,696
MACHINERY--4.68%
Eaton Corp., 5.60%, 05/15/18                              500,000       463,151
Harsco Corp., 5.75%, 05/15/18                             250,000       253,227
                                                                    -----------
                                                                        716,378
TRANSPORTATION INFRASTRUCTURE--0.87%
Hertz Corp., 7.40%, 03/01/11                              200,000       133,000
                                                                    -----------
   TOTAL INDUSTRIALS--8.89%                                           1,360,074
                                                                    -----------
UTILITIES--
MULTI-UTILITIES--1.65%
National Rural Utilities Corp., 5.75%, 08/28/09 (a)       250,000       251,612
                                                                    -----------
   TOTAL UTILITIES--1.65%                                               251,612
                                                                    -----------
   TOTAL CORPORATE BONDS--28.77%
   (Cost $4,562,925)                                                  4,401,401
                                                                    -----------
U S GOVERNMENT AGENCY SECURITIES
U S GOVERNMENT AGENCY SECURITIES--0.01%
Federal Home Loan Mortgage Corp.,
   Pool # 360100, 9.00%, 04/01/20                           1,219         1,337
                                                                    -----------
   TOTAL U S GOVERNMENT AGENCY SECURITIES--0.01%
   (Cost $1,213)                                                          1,337
                                                                    -----------
   TOTAL BONDS AND NOTES--28.78%
   (Cost $4,564,138)                                                  4,402,738
                                                                    -----------
COMMERCIAL PAPER
FINANCIALS--
DIVERSIFIED FINANCIALS SERVICES--4.60%
Textron Financial Corp., 6.75%, 01/06/09                  705,000       704,339
                                                                    -----------
   TOTAL FINANCIALS--4.60%                                              704,339
                                                                    -----------
MATERIALS--
METALS & MINING--4.86%
Alcoa Inc., 4.45%, 01/02/09                               743,000       742,908
                                                                    -----------
   TOTAL MATERIALS--4.86%                                               742,908
                                                                    -----------
UTILITIES--
ELECTRIC UTILITIES--4.44%
Interstate P&L, 0.75%, 01/05/09                           680,000       679,943
                                                                    -----------
   TOTAL UTILITIES--4.44%                                               679,943
                                                                    -----------
   TOTAL COMMERCIAL PAPER--13.90%
   (Cost $2,127,190)                                                  2,127,190
                                                                    -----------
   TOTAL INVESTMENTS--99.67%
   (Cost $17,698,279)                                                15,248,339
CASH AND OTHER ASSETS, LESS LIABILITIES--0.33%                           50,854
                                                                    -----------
   NET ASSETS--100.00%                                              $15,299,193
                                                                    ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a)  Long term obligations that will mature in less than one year.

(b)  Non-voting shares

See notes to financial statements.

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

                                     [CHART]

Consumer Discretionary        7.30%
Consumer Staples              9.96%
Energy                        8.32%
Financials                   24.75%
Health Care                   8.79%
Industrials                  15.16%
Information Technology        8.83%
Materials                     5.90%
Telecommunication Services    2.84%
U S Government                0.01%
Utilities                     8.14%

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

BALANCED PORTFOLIO

ASSETS
Investments in securities, at value (Cost $17,698,279)              $ 15,248,339
Cash and cash equivalents                                                  4,978
Prepaid expenses                                                           4,386
Receivable for:
   Investment securities sold                                                  9
   Dividends                                                              20,983
   Interest                                                               63,470
   Expense reimbursement                                                  11,377
                                                                    ------------
   TOTAL ASSETS                                                       15,353,542
                                                                    ------------
LIABILITIES
Capital stock reacquired                                                  26,968
Payable to investment adviser for fund expenses                            8,169
Accrued:
   Investment advisory fees                                                7,132
   Administrative service fees                                             3,566
Other liabilities                                                          8,514
                                                                    ------------
   TOTAL LIABILITIES                                                      54,349
                                                                    ------------
   NET ASSETS                                                       $ 15,299,193
                                                                    ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                       $ 18,272,356
   Undistributed net investment income                                       295
   Accumulated net realized loss on investments                         (523,518)
   Net unrealized depreciation of investments                         (2,449,940)
                                                                    ------------
   NET ASSETS                                                       $ 15,299,193
                                                                    ============
SHARES OUTSTANDING ($.01 par value per share)                         13,396,740
                                                                    ============
NET ASSET VALUE                                                     $       1.14
                                                                    ============
Shares authorized                                                    115,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2008

BALANCED PORTFOLIO

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $775)                     $    288,080
Interest                                                                 327,393
                                                                    ------------
   TOTAL INVESTMENT INCOME                                               615,473
                                                                    ------------
EXPENSES
Investment advisory fees                                                  94,276
Administrative service fees                                               47,138
Professional fees                                                         18,095
Custody and transaction fees                                              17,309
Directors' fees and expenses                                               4,097
Compliance expenses                                                        2,823
Qualification fees                                                           220
Insurance expenses                                                         7,838
                                                                    ------------
   TOTAL EXPENSES                                                        191,796
   LESS EXPENSES REIMBURSED                                              (39,206)
                                                                    ------------
   NET EXPENSES                                                          152,590
                                                                    ------------
INVESTMENT INCOME--NET                                                   462,883
                                                                    ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                     (528,806)
   Change in unrealized depreciation of investments                   (4,738,214)
                                                                    ------------
NET LOSS ON INVESTMENTS                                               (5,267,020)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (4,804,137)
                                                                    ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

BALANCED PORTFOLIO

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                                     -------------------------
                                                                         2008          2007
                                                                     -----------   -----------
DECREASE IN NET ASSETS FROM OPERATIONS
   Investment income (loss)--net                                     $   462,883   $   533,467
   Net realized gain (loss) on investments                              (528,806)       68,077
   Change in unrealized appreciation (depreciation) of investments    (4,738,214)      322,033
                                                                     -----------   -----------
   Net increase (decrease) in net assets resulting from operations    (4,804,137)      923,577
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                               (490,141)     (505,914)
   Capital gains                                                              --       (62,789)
                                                                     -----------   -----------
   Total distributions to shareholders                                  (490,141)     (568,703)
CAPITAL SHARE TRANSACTIONS--Net                                         (806,309)    4,058,844
                                                                     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (6,100,587)    4,413,718
NET ASSETS
   Beginning of year                                                  21,399,780    16,986,062
                                                                     -----------   -----------
   End of year                                                       $15,299,193   $21,399,780
                                                                     ===========   ===========
Undistributed net investment income                                  $       295   $    27,553
                                                                     ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

BALANCED PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------
                                                                   2008      2007       2006      2005      2004
                                                                 -------   -------    -------   -------   -------
Net asset value, beginning of Year                               $  1.53   $  1.50    $  1.40   $  1.45   $  1.41
Income (loss) from investment operations
   Investment income--net                                           0.04      0.04       0.04      0.03      0.03
   Net realized and unrealized gain (loss) on investments          (0.39)     0.03       0.12     (0.02)     0.06
                                                                 -------   -------    -------   -------   -------
   Total from investment operations                                (0.35)     0.07       0.16      0.01      0.09
Less distributions
   Investment income--net                                          (0.04)    (0.04)     (0.04)    (0.03)    (0.03)
   Capital gains                                                    0.00      0.00***   (0.02)    (0.03)    (0.02)
                                                                 -------   -------    -------   -------   -------
   Total distributions                                             (0.04)    (0.04)     (0.06)    (0.06)    (0.05)
                                                                 -------   -------    -------   -------   -------
Net asset value, end of Year                                     $  1.14   $  1.53    $  1.50   $  1.40   $  1.45
                                                                 =======   =======    =======   =======   =======
Total return                                                      (23.01)%    4.82%     11.37%     0.46%     6.03%
                                                                 =======   =======    =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $15,299   $21,400    $16,986   $14,414   $13,764
Ratio of expenses with reimbursement to average net assets (1)      0.81%     0.81%      0.81%     0.81%     0.81%
Ratio of expenses without reimbursement to average net assets       1.02%     0.96%      1.00%     1.01%     0.96%
Ratio of net investment income (loss) to average net assets         2.46%     2.63%      2.56%     2.09%     2.06%
Portfolio turnover rate                                            17.44%    19.04%     15.09%    25.83%    17.42%

***  Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio until April 30, 2010.

See notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2008

MONEY MARKET PORTFOLIO

                                                                           INTEREST/
                                                                MATURITY     STATED       FACE
COMMERCIAL PAPER                                                  DATE      RATE(%)      AMOUNT         VALUE
CONSUMER DISCRETIONARY--
MEDIA--4.91%
Walt Disney Co. (The)                                           03/10/09     0.350     $ 4,275,000   $ 4,272,173
                                                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--4.91%                                                                 4,272,173
                                                                                                     -----------
FINANCIALS--
DIVERSIFIED FINANCIALS SERVICES--16.87%
American Honda Finance                                          03/03/09     0.250       4,327,000     4,325,167
Caterpillar Financial Services                                  01/05/09     1.200       1,764,000     1,763,764
Goldman Sachs Group, Inc. (The)                                 01/02/09     0.300       4,297,000     4,296,964
Paccar Financial Corp.                                          01/09/09     1.150       2,429,000     2,428,379
Paccar Financial Corp.                                          02/17/09     1.250       1,873,000     1,869,941
                                                                                                     -----------
                                                                                                      14,684,215
INSURANCE--8.95%
ING America                                                     01/08/09     1.300       3,500,000     3,499,114
Metlife Fund                                                    01/14/09     1.000       1,356,000     1,355,510
Metlife Fund                                                    01/14/09     1.300       2,943,000     2,941,617
                                                                                                     -----------
                                                                                                       7,796,241
                                                                                                     -----------
   TOTAL FINANCIALS--25.82%                                                                           22,480,456
                                                                                                     -----------
INDUSTRIALS--
BUILDING PRODUCTS--4.96%
Lowe's Companies, Inc.                                          02/20/09     0.250       4,320,000     4,318,500
                                                                                                     -----------
   TOTAL INDUSTRIALS--4.96%                                                                            4,318,500
                                                                                                     -----------
MATERIALS--
CHEMICALS--4.94%
PraxAir Inc.                                                    02/10/09     0.100       4,300,000     4,299,522
                                                                                                     -----------
   TOTAL MATERIALS--4.94%                                                                              4,299,522
                                                                                                     -----------
UTILITIES--
ELECTRIC UTILITIES--6.55%
FPL Fuels Inc.                                                  01/06/09     1.750       1,427,000     1,426,652
Midamerican Energy Co.                                          01/12/09     1.450       4,275,000     4,273,104
                                                                                                     -----------
                                                                                                       5,699,756
GAS UTILITIES--4.94%
New Jersey Natural Gas Co.                                      01/07/09     1.250       1,721,000     1,720,641
New Jersey Natural Gas Co.                                      01/16/09     1.250         937,000       936,512
New Jersey Natural Gas Co.                                      01/05/09     0.750       1,645,000     1,644,863
                                                                                                     -----------
                                                                                                       4,302,016
                                                                                                     -----------
   TOTAL UTILITIES--11.49%                                                                            10,001,772
                                                                                                     -----------

                                                                           INTEREST/
                                                                MATURITY     STATED        FACE
COMMERCIAL PAPER                                                  DATE      RATE(%)       AMOUNT        VALUE
HEALTH CARE--
HEALTH EQUIPMENT & SUPPLIES--3.75%
Becton Dickinson & Co.                                          01/22/09     0.100     $ 3,265,000   $ 3,264,810
PHARMACEUTICALS--4.99%
Merck & Co., Inc.                                               02/12/09     0.050       4,350,000     4,349,746
                                                                                                     -----------
   TOTAL HEALTH CARE--8.74%                                                                            7,614,556
                                                                                                     -----------
   TOTAL COMMERCIAL PAPER--60.86%
   (Cost $52,986,979)                                                                                 52,986,979
                                                                                                     -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--33.59%
Federal Home Loan Bank                                          02/04/09     0.150       6,000,000     5,999,150
Federal Home Loan Bank                                          01/15/09     0.780       3,987,000     3,985,790
Federal Home Loan Bank                                          02/06/09     0.110      10,519,000    10,517,843
Federal Home Loan Mortgage Discount Note                        02/27/09     0.120       8,750,000     8,748,337
                                                                                                     -----------
                                                                                                      29,251,120
                                                                                                     -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--33.59%
   (Cost $29,251,120)                                                                                 29,251,120
                                                                                                     -----------
   TOTAL INVESTMENTS--94.45%
   (Cost $82,238,099)                                                                                 82,238,099
   CASH AND OTHER ASSETS, LESS LIABILITIES--5.55%                                                      4,828,246
                                                                                                     -----------
   NET ASSETS--100.00%                                                                               $87,066,345
                                                                                                     ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

MONEY MARKET PORTFOLIO

ASSETS
Investments in securities, at value (Cost $82,238,099)           $   82,238,099
Cash and cash equivalents                                             5,250,675
Prepaid expenses                                                         24,590
   Receivable for:
   Capital stock sold                                                     6,580
   Interest                                                                 121
   Expense reimbursement                                                 34,715
                                                                 --------------
   TOTAL ASSETS                                                      87,554,780
                                                                 --------------
LIABILITIES
Capital stock reacquired                                                410,169
Payable to investment adviser for fund expenses                          11,780
Accrued:
   Investment advisory fees                                              39,300
   Administrative service fees                                           19,650
Other liabilities                                                         7,536
                                                                 --------------
   TOTAL LIABILITIES                                                    488,435
                                                                 --------------
   NET ASSETS                                                    $   87,066,345
                                                                 ==============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
   Capital (par value and additional paid-in)                    $   87,066,345
                                                                 --------------
   NET ASSETS                                                    $   87,066,345
                                                                 ==============
SHARES OUTSTANDING ($.01 par value per share)                        87,066,345
                                                                 ==============
NET ASSET VALUE                                                  $         1.00
                                                                 ==============
Shares authorized                                                 1,050,000,000

STATEMENT OF OPERATIONS Year Ended December 31, 2008

MONEY MARKET PORTFOLIO

INVESTMENT INCOME
Interest                                                         $    1,156,797
                                                                 --------------
   TOTAL INVESTMENT INCOME                                            1,156,797
                                                                 --------------
EXPENSES
Investment advisory fees                                                299,587
Administrative service fees                                             149,793
Professional fees                                                        18,095
Custody and transaction fees                                             14,196
Directors' fees and expenses                                              4,097
Compliance expenses                                                       6,563
Qualification fees                                                          220
Insurance expenses                                                        8,242
                                                                 --------------
   TOTAL EXPENSES                                                       500,793
   LESS EXPENSES REIMBURSED                                            (169,256)
                                                                 --------------
   NET EXPENSES                                                         331,537
                                                                 --------------
INVESTMENT INCOME--NET                                                  825,260
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $      825,260
                                                                 ==============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

MONEY MARKET PORTFOLIO

                                                 YEAR ENDED
                                                 DECEMBER 31,
                                         --------------------------
                                             2008          2007
                                         -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
   Investment income--net                $   825,260   $ 2,041,465
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                   (825,260)   (2,041,465)
CAPITAL SHARE TRANSACTIONS--Net           36,200,340    10,173,464
                                         -----------   -----------
TOTAL INCREASE IN NET ASSETS              36,200,340    10,173,464
NET ASSETS
   Beginning of year                      50,866,005    40,692,541
                                         -----------   -----------
   End of year                           $87,066,345   $50,866,005
                                         ===========   ===========

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the years indicated.

MONEY MARKET PORTFOLIO

                                                                              YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------
                                                                   2008      2007      2006      2005      2004
                                                                 -------   -------   -------   -------   -------
Net asset value, beginning of year                               $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
Income (loss) from investment operations
   Investment income--net                                           0.01      0.04      0.04      0.03      0.01
                                                                 -------   -------   -------   -------   -------
   Total from investment operations                                 0.01      0.04      0.04      0.03      0.01
Less distributions
   Investment income--net                                          (0.01)    (0.04)    (0.04)    (0.03)    (0.01)
                                                                 -------   -------   -------   -------   -------
   Total distributions                                             (0.01)    (0.04)    (0.04)    (0.03)    (0.01)
                                                                 -------   -------   -------   -------   -------
Net asset value, end of year                                     $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                 =======   =======   =======   =======   =======
Total return                                                        1.46%     4.54%     4.42%     2.61%     0.77%
                                                                 =======   =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $87,066   $50,866   $40,693   $34,341   $29,991
Ratio of expenses with reimbursement to average net assets (1)      0.55%     0.56%     0.56%     0.56%     0.56%
Ratio of expenses without reimbursement to average net assets       0.83%     0.86%     0.87%     0.88%     0.84%
Ratio of net investment income (loss) to average net assets         1.36%     4.43%     4.37%     2.60%     0.80%

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the Money Market Portfolio until April 30, 2010.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2008

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Equity Income, Balanced and Money Market Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING                           EXPIRATION
DECEMBER 31, 2008    LOSS CARRYFORWARDS     DATES
------------------   ------------------   ---------
Growth Portfolio         $1,076,649          2016
Balanced Portfolio       $  528,807          2016

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund may repurchase shares at net asset value. Dividends and other distributions are recorded by each portfolio on the ex-dividend date and may be reinvested at net asset value.

Each Portfolio may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, post-October losses and net operating losses.

EXPENSES:

Operating expenses not directly attributable to a portfolio are prorated among the portfolios of the Fund based on the relative amount of each portfolio's net assets or shareholders.

NOTE 2--INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National. Investment advisory and administrative service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                         ADMINISTRATIVE
                           INVESTMENT        SERVICE
                          ADVISORY FEE         FEE
Growth Portfolio              0.50%           0.25%
Equity Income Portfolio       0.50%           0.25%
Balanced Portfolio            0.50%           0.25%
Money Market Portfolio        0.50%           0.25%

In addition to the investment advisory fee and the administrative service fee, the Fund is responsible for paying most other operating expenses including independent directors' fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest, the salary and other expenses of the Chief Compliance Officer, and miscellaneous expenses.

Effective June 1, 2002, and until April 30, 2010, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each portfolio's average daily net assets:

Growth Portfolio          0.87%
Equity Income Portfolio   0.79%
Balanced Portfolio        0.81%
Money Market Portfolio    0.56%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after April 30, 2010 without notice to investors.

As of December 31, 2008, SM&R and American National had the following ownership in the Fund:

                                                              AMERICAN NATIONAL                AMERICAN NATIONAL
                                      SM&R                    CORPORATE ACCOUNTS               SEPARATE ACCOUNTS
                          ---------------------------   -----------------------------   ------------------------------
                                    PERCENT OF SHARES               PERCENT OF SHARES                PERCENT OF SHARES
                           SHARES      OUTSTANDING        SHARES       OUTSTANDING        SHARES        OUTSTANDING
Growth Portfolio          238,485         1.65%         3,589,002         24.77%        10,659,936         73.58%
Equity Income Portfolio   244,028         1.82%         4,681,847         34.95%         8,472,015         63.23%
Balanced Portfolio        118,185         0.88%         4,001,287         29.87%         9,277,268         69.25%
Money Market Portfolio    266,277         0.31%         3,109,979          3.57%        83,690,090         96.12%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Aggregate purchases and sales of investments, other than commercial paper and short-term obligations, were as follows:

                           PURCHASES      SALES
Growth Portfolio          $6,240,685   $2,232,333
Equity Income Portfolio   $2,754,532   $3,818,808
Balanced Portfolio        $5,451,252   $2,517,465

Gross unrealized appreciation and depreciation as of December 31, 2008, based on the cost for federal income tax purposes is as follows:

                                                                      NET APPRECIATION
                              COST      APPRECIATION   DEPRECIATION    (DEPRECIATION)
Growth Portfolio          $18,886,924     $844,787      $5,146,983      $(4,302,196)
Equity Income Portfolio   $18,949,702     $976,787      $5,675,296      $(4,698,509)
Balanced Portfolio        $17,698,279     $666,091      $3,116,031      $(2,449,940)

NOTE 4--CAPITAL STOCK GROWTH PORTFOLIO

                                                                       YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                  2008                      2007
                                                        ------------------------   ------------------------
                                                           SHARES       AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     654,764   $   838,281      595,474   $ 1,049,667
Investment income dividends reinvested                     231,390       242,960      172,502       294,979
Distributions from net realized gains reinvested                 1             1      168,160       287,554
Shares from merger                                       2,668,253     3,782,941
                                                        ----------   -----------   ----------   -----------
Subtotals                                                3,554,408     4,864,183      936,136     1,632,200
Redemptions of capital shares outstanding                 (997,505)   (1,449,030)    (964,282)   (1,704,082)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding    2,556,903   $ 3,415,153      (28,146)  $   (71,882)
                                                                     ===========                ===========
Shares outstanding at beginning of year                 11,930,520                 11,958,666
                                                        ----------                 ----------
Shares outstanding at end of year                       14,487,423                 11,930,520
                                                        ==========                 ==========

EQUITY INCOME PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                   2008                     2007
                                                        ------------------------   ------------------------
                                                           SHARES       AMOUNT        SHARES       AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                     685,272   $ 1,037,033      812,668   $ 1,493,305
Investment income dividends reinvested                     581,566       645,538      416,960       708,833
Distributions from net realized gains reinvested           199,944       221,938      353,923       601,669
                                                        ----------   -----------   ----------   -----------
Subtotals                                                1,466,782     1,904,509    1,583,551     2,803,807
Redemptions of capital shares outstanding               (1,823,175)   (2,705,136)  (1,432,848)   (2,644,371)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding     (356,393)  $  (800,627)     150,703   $   159,436
                                                                     ===========                ===========
Shares outstanding at beginning of year                 13,754,283                 13,603,580
                                                        ----------                 ----------
Shares outstanding at end of year                       13,397,890                 13,754,283
                                                        ==========                 ==========

BALANCED PORTFOLIO

                                                                      YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------
                                                                   2008                     2007
                                                        ------------------------   ------------------------
                                                          SHARES        AMOUNT       SHARES        AMOUNT
                                                        ----------   -----------   ----------   -----------
Sale of capital shares                                   1,698,413   $ 2,402,017    5,374,208   $ 8,346,752
Investment income dividends reinvested                     433,753       490,141      330,663       505,914
Distributions from net realized gains reinvested                --            --       41,038        62,788
                                                        ----------   -----------   ----------   -----------
Subtotals                                                2,132,166     2,892,158    5,745,909     8,915,454
Redemptions of capital shares outstanding               (2,677,175)   (3,698,467)  (3,126,028)   (4,856,610)
                                                        ----------   -----------   ----------   -----------
Net increase (decrease) in capital shares outstanding     (545,009)  $  (806,309)   2,619,881   $ 4,058,844
                                                                     ===========                ===========
Shares outstanding at beginning of year                 13,941,749                 11,321,868
                                                        ----------                 ----------
Shares outstanding at end of year                       13,396,740                 13,941,749
                                                        ==========                 ==========

MONEY MARKET PORTFOLIO

                                                                         YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------
                                                                   2008                         2007
                                                        --------------------------   --------------------------
                                                           SHARES        AMOUNT         SHARES        AMOUNT
                                                        -----------   ------------   -----------   ------------
Sale of capital shares                                   54,531,621   $ 54,531,621    34,827,404   $ 34,827,404
Investment income dividends reinvested                      831,192        831,192     2,041,522      2,041,522
                                                        -----------   ------------   -----------   ------------
Subtotals                                                55,362,813     55,362,813    36,868,926     36,868,926
Redemptions of capital shares outstanding               (19,162,473)   (19,162,473)  (26,695,462)   (26,695,462)
                                                        -----------   ------------   -----------   ------------
Net increase in capital shares outstanding               36,200,340   $ 36,200,340    10,173,464   $ 10,173,464
                                                                      ============                 ============
Shares outstanding at beginning of year                  50,866,005                   40,692,541
                                                        -----------                  -----------
Shares outstanding at end of year                        87,066,345                   50,866,005
                                                        ===========                  ===========

NOTE 5--FAS 157 DISCLOSURE

FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurement. FAS 157 requires funds to classify their assets based on valuation method, using three levels. Level 1 securities are valued based on quoted prices in active markets that are unadjusted. Level 2 securities are valued based on external market ("significant observable") inputs, such as quoted prices for similar assets in active markets, quoted prices for identical or similar assets in non-active markets, or inputs derived from or corroborated by observable market data by correlation or other means. They reflect assumptions market participants would use in pricing based on market data obtained from independent sources. Level 3 securities are valued based on internal ("significant unobservable") inputs that are based on the funds own assumptions that market participants would use based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables present the valuation levels of the funds' securities as of December 31, 2008:

ANIA Growth Portfolio:

                                            INVESTMENTS IN
VALUATION INPUTS                              SECURITIES
----------------                            --------------
Level 1 - Quoted Prices                       $15,461,171
Level 2 - Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs              --
                                              -----------
Total                                         $15,461,171

ANIA Equity Income Portfolio:

                                            INVESTMENTS IN
VALUATION INPUTS                              SECURITIES
----------------                            --------------
Level 1 - Quoted Prices                       $15,066,481
Level 2 - Significant Observable Inputs                --
Level 3 - Significant Unobservable Inputs              --
                                              -----------
Total                                         $15,066,481

ANIA Balanced Portfolio:

                                            INVESTMENTS IN
VALUATION INPUTS                              SECURITIES
----------------                            --------------
Level 1 - Quoted Prices                       $ 8,723,389
Level 2 - Significant Observable Inputs         6,529,928
Level 3 - Significant Unobservable Inputs              --
                                              -----------
Total                                         $15,253,317

ANIA Money Market Portfolio:

                                            INVESTMENTS IN
VALUATION INPUTS                              SECURITIES
----------------                            --------------
Level 1 - Quoted Prices                       $ 5,250,676
Level 2 - Significant Observable Inputs        82,238,099
Level 3 - Significant Unobservable Inputs              --
                                              -----------
Total                                         $87,488,775

Money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years ended December 31:

                                 2008        2007
                               --------   ----------
GROWTH PORTFOLIO
   Distributions paid from:
      Ordinary income          $242,950   $  353,468
      Long-term capital gain         --      229,065
                               --------   ----------
                               $242,950   $  582,533
                               ========   ==========

EQUITY INCOME PORTFOLIO
   Distributions paid from:
      Ordinary income          $694,261   $  834,503
      Long-term capital gain    173,214      475,998
                               --------   ----------
                               $867,475   $1,310,501
                               ========   ==========

BALANCED PORTFOLIO
   Distributions paid from:
      Ordinary income          $490,141   $  547,481
      Long-term capital gain         --       21,222
                               --------   ----------
                               $490,141   $  568,703
                               ========   ==========

MONEY MARKET PORTFOLIO
   Distributions paid from:
      Ordinary income          $825,260   $2,041,465
      Long-term capital gain         --           --
                               --------   ----------
                               $825,260   $2,041,465
                               ========   ==========

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

GROWTH PORTFOLIO
Undistributed ordinary income           $        --
Undistributed long-term capital gains            --
                                        -----------
   Tax Accumulated Earnings                      --
Accumulated capital and other losses     (1,109,659)
Unrealized appreciation                  (4,302,196)
                                        -----------
   Total Accumulated Earnings           $(5,411,855)
                                        ===========
EQUITY INCOME PORTFOLIO
Undistributed ordinary income           $        --
Undistributed long-term capital gains            --
                                        -----------
   Tax Accumulated Earnings                      --
Accumulated capital and other losses        (79,756)
Unrealized appreciation                  (4,698,509)
                                        -----------
   Total Accumulated Earnings           $(4,778,265)
                                        ===========
BALANCED PORTFOLIO
Undistributed ordinary income           $        --
Undistributed long-term capital gains            --
                                        -----------
   Tax Accumulated Earnings                      --
Accumulated capital and other losses       (523,223)
Unrealized appreciation                  (2,449,940)
                                        -----------
   Total Accumulated Earnings           $(2,973,163)
                                        ===========

NOTE 7--OTHER EVENTS

On November 10, 2008, the shareholders of the ANIA Government Bond Portfolio, ANIA High Yield Bond Portfolio and ANIA International Stock Portfolio approved an Agreement and Plan for each portfolio to make a liquidating distribution of its' assets to its' shareholders, based on each Portfolio's Net Asset Value.

In addition, on November 10, 2008, shareholders of the ANIA Small-Cap/Mid-Cap Portfolio approved an Agreement and Plan of Reorganization to transfer all of their assets in a tax-free reorganization into the ANIA Growth Portfolio (the "Acquiring Portfolio"), a series of the American National Investment Account, Inc. Funds. On December 5, 2008, the ANIA Growth Portfolio acquired all the net assets of the ANIA Small-Cap/Mid-Cap Portfolio pursuant to the Plan of Reorganization approved by the ANIA Small-Cap/Mid-Cap Portfolio shareholders at the special meeting. The acquisition was accomplished by a tax-free exchange of (in thousands) 2,880 shares of the ANIA Growth Portfolio (valued at $3,023,831) for the 14,746 shares of the ANIA Small-Cap/Mid-Cap Portfolio outstanding at December 5, 2008. The ANIA Small-Cap/Mid-Cap Portfolio net assets at that date (in thousands) ($2,838), including $944,030 of unrealized depreciation, were combined with those of the ANIA Growth Portfolio. The aggregate net assets of the ANIA Growth Portfolio and the ANIA Small-Cap/Mid-Cap Portfolio immediately before the acquisition were (in thousands) $11,906 and $2,838, respectively.

The acquisition and all of the distributions occurred as of the close of business on December 5, 2008.

NOTE 8--CURRENT ECONOMIC CONDITIONS

The current economic environment presents mutual funds with unprecedented circumstances and challenges, which in some cases have resulted in large declines in the fair value of investments and other assets, declines in the volume of transactions, constraints on liquidity and significant credit quality problems. The financial statements have been prepared using values and information currently available to the Fund.

Given the volatility of current economic conditions, the values of assets and liabilities recorded in the financial statements could change rapidly, resulting in material future adjustments that could negatively impact the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
American National Investment Accounts, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio, hereafter referred to as "the Funds"), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended and financial highlights for each of the three years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc., as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5, in 2008, the Funds changed their method of accounting for fair value measurements in accordance with Statement of Financial Accounting Standards No. 157.


/s/ BKD, LLP
Houston, Texas
February 12, 2009

SUPPLEMENTAL INFORMATION
(Unaudited) (As of 12/31/08)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                       NUMBER OF
                                                                                                                     PORTFOLIOS IN
                                             TERM OF OFFICE                                                           FUND COMPLEX
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF                   PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
        AND AGE               WITH FUND        TIME SERVED                      DURING PAST 5 YEARS                     DIRECTOR
-----------------------   ----------------   --------------   ----------------------------------------------------   -------------
Florentino F. Gonzalez    Director           Indefinite       HR Director, Galveston Children's Center, Inc.               11*
2450 South Shore Blvd.,                      Since 11/05
League City, TX 77573                                         HR Consultant, The University of Texas Medical
Age 49                                                        Branch at Galveston

Edwin K. Nolan            Director           Indefinite       Investor and Attorney, Law Offices, Edwin K.                 11*
2450 South Shore Blvd.,                      Since 11/97      Nolan, P.C.
League City, TX 77573
Age 65                    Nominating         Indefinite       Director/Owner of Canyon Lake Aviation, Inc.
                          Committee          Since 11/00

                          Audit              Indefinite       Director of Hancock Mini Mart, Inc.
                          Committee          Since 11/03

Robert V. Shattuck        Director           Indefinite       Attorney, Law Offices, Robert V. Shattuck, Jr.               11*
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573     Nominating
Age 67                    Committee          Indefinite
                                             Since 11/00

Donald P. Stevens         Director           Indefinite       Retired, Assistant to the President for Governmental         11*
2450 South Shore Blvd.,                      Since 9/00       Relations of the University of Texas Medical
League City, TX 77573                                         Branch, Galveston, TX
Age 61                    Nominating         Indefinite
                          Committee          Since 11/00      Vice President and Director, Jamail Galveston
                                                              Foundation (a family charitable foundation)
                          Audit              Indefinite
                          Committee          Since 11/05

Steven H. Stubbs          Director           Indefinite       President and Director of Dancing Rabbit Press,              11*
2450 South Shore Blvd.,                      Since 9/00       Inc. (a publishing company)
League City, TX 77573
Age 70                    Audit              Indefinite       Director, Neshoba County Public Library
                          Committee          Since 8/03
                          Chairman

INTERESTED DIRECTORS

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                             TERM OF OFFICE                                             FUND COMPLEX    INTERESTED
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTOR
        AND AGE               WITH FUND        TIME SERVED               DURING PAST 5 YEARS              DIRECTOR     RELATIONSHIP
-----------------------   ----------------   --------------   --------------------------------------   -------------   ------------
Michael W. McCroskey      President &        Indefinite       President, CEO, Director and member of        11*             (1)
2450 South Shore Blvd.,   Director           Since 8/94       Executive Committee of Securities
League City, TX 77573                                         Management and Research, Inc. (SM&R)^
Age 65
                                                              Executive Vice President and Treasurer
                                                              of American National Insurance Company

                                                              Vice President of Garden State Life
                                                              Insurance Company^

                                                              Vice President of American National
                                                              Property & Casualty Company^

                                                              Vice President of Standard Life &
                                                              Accident Insurance Company^

                                                              Vice President of Pacific Property and
                                                              Casualty Company^

                                                              Assistant Secretary of American
                                                              National General Insurance Company^

                                                              Assistant Secretary of American
                                                              National Life Insurance Company of
                                                              Texas^

                                                              Director and President of ANREM
                                                              Corporation (real estate management
                                                              company)^

                                                              Vice President and Director of ANTAC
                                                              Corporation (real estate management
                                                              company)^

                                                              Director of Comprehensive Investment
                                                              Services, Inc. (investment services
                                                              company)^

                                                              Vice President of Farm Family Life
                                                              Insurance Company^

                                                              Vice President of Farm Family Casualty
                                                              Insurance Company^

                                                              Vice President of United Farm Family
                                                              Insurance Company^

                                                              Vice President and Director of
                                                              Eagle 99, Inc. (real estate investment
                                                              company)^

                                                              President and Director of ANH(2)O,
                                                              Inc. (real estate investment company)^

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                             TERM OF OFFICE                                             FUND COMPLEX    INTERESTED
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTOR
        AND AGE               WITH FUND        TIME SERVED               DURING PAST 5 YEARS              DIRECTOR     RELATIONSHIP
-----------------------   ----------------   --------------   --------------------------------------   -------------   ------------
Lea McLeod Matthews       Director           Indefinite       Writer/Communications Specialist              11*             (2)
2450 South Shore Blvd.,                      Since 8/94       Nashville, TN (10/06-Present)
League City, TX 77573
Age 46                                                        Psychology Intern, Vanderbilt
                                                              University Medical Center, Division of
                                                              Adult Psychiatry (8/05-10/06)

                                                              Communications Specialist, National
                                                              Western Life Insurance Company
                                                              (5/02-8/05)

                                                              Director of Garden State Life Insurance
                                                              Company^

                                                              Senior Communications Specialist,
                                                              Texas Guaranteed Student Loan
                                                              Corporation (1/01-5/02)

Ann McLeod Moody          Director           Indefinite       Housewife, Personal Investments               11*             (3,2)
2450 South Shore Blvd.,                      Since 11/97
League City, TX 77573                                         Director of Moody Gardens, Inc.
Age 71                                                        (charitable organization)

Jamie G. Williams         Director           Indefinite       Regional Grants Director, The Moody           11*             (4)
2450 South Shore Blvd.,                      Since 11/97      Foundation (charitable foundation)
League City, TX 77573
Age 62                                                        President's Advisory Council, Dallas
                                                              Center for the Performing Arts
                                                              Foundation (organization that supports
                                                              the arts in the Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Funds' investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.23% of the outstanding common shares of American National, and he serves as Chairman of the Board, President and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.55% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.23% of American National, the parent of SM&R.

* Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 7 portfolios.

^    Under control of American National.

OFFICERS

                                                                                                                       NUMBER OF
                                                                                                                     PORTFOLIOS IN
                                             TERM OF OFFICE                                                           FUND COMPLEX
     NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF                   PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
        AND AGE               WITH FUND        TIME SERVED                      DURING PAST 5 YEARS                      OFFICER
-----------------------   ----------------   --------------   ----------------------------------------------------   -------------
Michael W. McCroskey      President &        Indefinite       SEE INTERESTED DIRECTOR TABLE ABOVE                          11
                          Director#          Since 08/94

Brenda T. Koelemay        Vice               Indefinite       Vice President & Treasurer of SM&R                           11
2450 South Shore Blvd.,   President &        Since 7/92
League City, TX 77573     Treasurer#                          Vice President, Assistant Corporate
Age 54                                       Indefinite       Treasurer of American National
                                             Since 4/07       Insurance Company

Teresa E. Axelson         Vice               Indefinite       Vice President / Secretary and CCO of                        11
2450 South Shore Blvd.,   President &        Since 05/83      SM&R
League City, TX 77573     Secretary#         Indefinite
Age 61                    Chief              Since 02/07
                          Compliance
                          Officer

# Positions also held with SM&R Investments, Inc. another investment company advised by SM&R.

                                                     2450 South Shore Boulevard,
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.          League City, TX 77573

                                    DIRECTORS
                             Florentino F. Gonzalez
                               Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                             Robert V. Shattuck, Jr.
                                Donald P. Stevens
                                Steven H. Stubbs
                                Jamie G. Williams

                                    OFFICERS
                         Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                  Teresa E. Axelson, Vice President, Secretary
                          and Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                    CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                  LEGAL COUNSEL
                            Greer, Herz & Adams, LLP
                                 One Moody Plaza
                               Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

               TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    BKD, LLP
                         2800 Post Oak Blvd., Suite 3200
                                Houston, TX 77056

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial
		officer, principal accounting officer or controller, or	persons
		performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-doing and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to , the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the period covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12(a)(1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of American National Investment Accounts, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has
		at least one Audit committee financial expert serving on its Audit Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr.
		Stubbs is independent within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for American National Investment Accounts, Inc. totaled
		approximately $60,000 in 2008 and approximately $73,000 in 2007, including fees associated with the annual audit and filings of the Portfolios Form N-1A and Form N-SAR.

	(b)	None

	(c)	Fees for tax services to American National Investment Accounts,
		Inc., including tax compliance, tax advice and tax planning, totaled approximately $0 in 2008 and $0 in 2007.

	(d)	None

	(e)	(1)	The regristrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.


Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of February 12, 2009, an evaluation was performed under the
		supervision and with the participation of the officers of American
		National Investment Accounts, Inc. (the Company), including the
		Chief Executive Officer (CEO) and Chief Financial Officer
		(CFO), of the effectiveness of the Companys disclosure controls
		and procedures.  Based on that evaluation, the officers, including
		the CEO and CFO, conclude that, as of February 12, 2009, the
		companys disclosure controls and procedures (as defined in Rule
		30a-3(c) under the Investment Company Act of 1940, as amended) were
		reasonably designed so as to ensure that material information
		relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Companys internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.


Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule  30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


American National  Investment Accounts, Inc.

By:
	Michael W. McCroskey, Principal Executive Officer

Date:	February 25, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
	Michael W. McCroskey, Principal Executive Officer

Date:	February 25, 2009


By:
	Brenda T. Koelemay, Principal Financial Officer

Date:	February 25, 2009